THE MASTERS' SELECT FUNDS


                            [GRAPHIC]


                            SEMI-ANNUAL REPORT

                            THE MASTERS' SELECT EQUITY FUND
                            THE MASTERS' SELECT INTERNATIONAL FUND
                            THE MASTERS' SELECT VALUE FUND

                            JUNE 30, 2001


                        LITMAN/GREGORY FUND ADVISORS, LLC


                           WWW.MASTERSSELECTFUNDS.COM

THE MASTERS' SELECT CONCEPT

In constructing the Masters' Select Funds, our goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors:

1. First, only stock-pickers we believe to be exceptionally skilled were chosen to manage each fund's portfolio.

2. Second, and of equal importance, each stock-picker runs a very focused portfolio of not more than 15 of his or her favorite stocks. We believe that most stock-pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform (a more diversified portfolio) over a market cycle.

3. Third, even though each manager's portfolio is focused, we seek ways to diversify each of our funds. With the Equity and International Funds, we have done this by including managers with differing investment styles and market cap orientations. With the Value Fund, we have selected managers who each take unique approaches to assessing companies and defining value.

4. Finally, we believe that excessive asset growth results in diminished performance. We have committed to close each of the Masters' Select Funds to new investors at levels that we believe will preserve the managers' ability to effectively implement the "select" concept.

PORTFOLIO FIT

As with all equity funds, Masters' Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds' net asset values decline. Within that context, we created the Masters' Select Equity and Masters' Select International Funds to be used as core equity and international fund holdings. We created Masters' Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds' overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds ideal portfolio holdings.

The Masters' Select Funds
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[GRAPHIC]

CONTENTS

Letter to Shareholders                                                         1

Interview with Litman/Gregory Research Team                                    5

Masters' Select Equity Fund
   Equity Fund Review                                                          9
   Equity Fund Stock Highlights                                               14
   Equity Fund Schedule of Investments                                        18

Masters' Select International Fund
   International Fund Review                                                  20
   International Fund Stock Highlights                                        24
   International Fund Schedule of Investments                                 28

Masters' Select Value Fund
   Value Fund Review                                                          30
   Value Fund Stock Highlights                                                33
   Value Fund Schedule of Investments                                         36

Statements of Assets and Liabilities                                          38

Statements of Operations                                                      39

Statement of Changes in Net Assets
   Equity Fund                                                                40
   International Fund                                                         41
   Value Fund                                                                 42

Financial Highlights
   Equity Fund                                                                43
   International Fund                                                         44
   Value Fund                                                                 45

Notes to Financial Statements                                                 46

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters' Select Funds.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss then they redeem shares. Statements and other information in this report are dated and are subject to change. Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the Funds' performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

DEAR FELLOW SHAREHOLDER:

In a difficult investment environment the Masters' Select Funds continued to beat both their benchmarks and peer groups.

* All three funds have outperformed their benchmarks through the first half of 2001.

* Of far more importance, all three funds outperformed their benchmarks by material margins since their respective inception dates.

* Of the 15 manager spots across the three funds, each manager's Masters' portfolio has outperformed his/her benchmark during their tenure with Masters' Select.

* Masters' Select Equity's 16.68% average annualized return ranked in the top 15% within the Lipper Multi-Cap Core peer group over its four and one half year life.*

* Masters' Select International's 13.76% average annualized return ranked in the top 4% within the Lipper International Fund peer group over its 3 year and seven month life.

* Masters' Select Value's 24.6% average annual return ranked in the top 15% within the Lipper Multi-Cap Value Fund peer group over its one-year life.

As our flagship fund, Masters' Select Equity, approaches its five-year anniversary we are very proud of these bottom line results. The Masters' Select concept has proven itself with REAL WORLD RESULTS, and most satisfying of all has been the LONG-TERM performance we had hoped for. THE FACT THAT EACH OF OUR FUNDS HAS MET EXPECTATIONS AND CARRIES A VERY HIGH PEER GROUP RANKING IS, WE BELIEVE, VERY STRONG EVIDENCE THAT THE MASTERS' SELECT CONCEPT WORKS.

The funds' good performance has also resulted in plenty of positive media coverage, including the following articles:

*    Best in Class Awards, MUTUAL FUNDS MAGAZINE, March 2001

*    Mix and Match, LOUIS RUKEYSER'S MUTUAL FUNDS, March 2001

*    Get Focused, KIPLINGER'S PERSONAL FINANCE, April 2001

*    Best Sometimes are Brightest, BARRON'S, April 2, 2001

*    Insights From a Fund Expert, WALL STREET JOURNAL, May 6, 2001

*    Six Heads are Better than One, BUSINESS WEEK, June 4, 2001

In addition, The Value Line Mutual Fund Survey wrote: "Masters' Select International Fund: The Cream of the Crop" on January 16, 2001. Fund tracker Morningstar wrote: "Masters' Select Value Fund Whole Should be Greater Than The Sum of its Parts" on March 29, 2001, and on April 16, 2001 they wrote: "Two Value Heroes: Longleaf and Masters'."

The performance and media exposure have led to steady growth in assets. All three funds have been cash flow positive, attracting over $150 million in assets during the first six months of 2001. This amounts to 19% of our beginning-of-year assets. While hardly

* The Fund ranked 19 of 131 funds in the Lipper Multi-Cap Core category since inception. For the 12 months ended 6/30/01, Masters' Select Equity Fund ranked 17 out of 313 funds in the Lipper Multi-Cap Core category. Masters' Select International Fund ranked 13 out of 419 funds in the Lipper International Fund category since inception. The Masters' Select Value Fund is ranked 78 out of 516 funds in the Lipper Multi-Cap Value category.

                                                                 Fund Summary  1
overwhelming asset flow, it is a healthy amount that gives our managers a steady stream of new cash to work with. This is a positive for shareholders as more assets lead to lower expenses. This is because as fixed fund overhead is spread across a larger asset base, per share expenses decline. Masters' Select Equity and Masters' Select International expenses are currently accruing at or slightly below their respective levels from 2000. In the case of Masters' Select Value the difference is more meaningful. This fund also has the greatest potential for significant further expense reductions since it is the newest Masters' Select fund and currently has the smallest asset base. Of course we remain committed to following through on our promise to close the funds at levels that will protect the flexibility needed to take advantage of the concentrated Masters' Select approach. Masters' Select Equity will close at $750 million (currently at $524 million) and Masters' Select International will close at $1 billion (currently at $279 million). We have not yet determined the closing point for Masters' Select Value but will announce the level with plenty of advance notice.

The Masters' Select Funds have also experienced a much lower shareholder redemption rate than the industry average. We will continue to do our best to communicate the long-term objectives of the Masters' Select Funds and to discourage investors who do not share these same long-term objectives. We believe growing our funds with a high quality shareholder base will help bring stability in difficult times by avoiding high redemption levels that can force the untimely sale of stocks in the portfolio. Our approach to attracting shareholders aligned with our long-term objectives is through detailed shareholder letters that make our objectives clear, as well as through an honest discussion of reasonable return expectations. In addition we maintain our 2% redemption fee charged to shareholders who redeem shares less than six months after purchase. All redemption fees go back to the fund for the benefit of the long-term shareholders.

We continue to do what we can to improve tax-efficiency. Market volatility of late has resulted in a number of opportunities to take short-term losses and as a result both Masters' Select Equity and Masters' Select International have recognized tax losses so far this year. Masters' Select Value has a very small realized capital gain of less than 1% of Net Asset Value. Though the present tax situation is encouraging, it is far too early in the year to be confident about what the tax picture will look like by the end of the year. As always, our return objective is to deliver strong pre-tax AND after-tax returns. Tax efficiency is a hot topic and we are very focused on being as tax-efficient as possible, but our primary objective, as we've often stated in past reports, is to deliver pre-tax performance that is strong enough to translate into superior after-tax performance regardless of tax-efficiency. As shown in the table on the following page, each of the Masters' Select funds has accomplished this objective by delivering pre-tax AND AFTER-TAX returns that have bested their benchmarks since inception. To be more specific, THE MASTERS' SELECT RETURNS HAVE BEEN HIGH ENOUGH EVEN AFTER ACCOUNTING FOR TAXES TO EXCEED THE RETURNS OF ALL THEIR BENCHMARKS PRIOR TO REDUCING THE BENCHMARK RETURNS FOR THE EFFECT OF TAXES. Our calculation of after-tax returns assumes taxation at the maximum federal tax bracket, and does not assume the sale of shares.

2  The Masters' Select Funds
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AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION(1) BEFORE AND AFTER TAX
AS OF JUNE 30, 2001

Masters' Select Equity Fund - BEFORE TAX                                  16.68%
Masters' Select Equity Fund - AFTER TAX                                   13.72%
Custom Equity Index(2)                                                    11.82%
Wilshire 5000 Index(3)                                                    12.24%


Masters' Select International Fund - BEFORE TAX                           13.76%
Masters' Select International Fund - AFTER TAX                            12.18%
MSCI All Countries World Free (ex US) Index(4)                             3.10%


Masters' Select Value Fund - BEFORE TAX                                   24.60%
Masters' Select Value Fund - AFTER TAX                                    24.60%
Russell 3000 Value Index(5)                                               11.64%

(1) Inception date of the Masters' Select Equity Fund is December 31, 1996. Inception date of the Masters' Select International Fund is December 1, 1997. Inception date of the Masters' Select Value Fund is June 30, 2000.
(2) The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index.
(3) The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available pricing data.
(4) The MSCI All Countries World Free (ex US) Index is a broad based index that measures the performance of common equities in 46 developed and emerging market countries.
(5) The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

We have had a number of inquiries about Masters' Select Smaller Companies Fund. This fund was first registered with the SEC in the fall of 1999. At the time we expected to finish our manager search and launch the fund in early 2000. However, it has been much more difficult than we expected to identify the right managers for this fund. Our standards are very high and we've always had the attitude that we won't launch a fund unless we are confident that it will outperform its benchmarks and rank high in its peer group OVER THE LONG RUN. Though there is obviously no guarantee that this objective will be met, we take this goal seriously and will not compromise our standards. So, at present our small-cap fund remains on hold. We have researched many small-cap managers over the past couple of years and we have identified a few managers that we intend to include in the fund. And, we continue to conduct due diligence on other small-cap managers. We remain hopeful that we will be able to launch this fund later in 2001.

                                                                 Fund Summary  3

We continue to greatly value the confidence you have placed in Masters' Select, and along with our subadvisors we will continue to maintain our commitment to do all we can to outperform our benchmarks over the long run.

Please see the individual fund discussions for more information on each fund including a discussion of a stock held by each Masters' manager.

Sincerely,

/s/ Ken Gregory

Ken Gregory
President
Litman/Gregory Fund Advisors

4  The Masters' Select Funds

AN INTERVIEW WITH SENIOR MEMBERS OF THE LITMAN/GREGORY RESEARCH TEAM:
KEN GREGORY, JOSH WEISS AND JEREMY DEGROOT

AMONG ITS MANY RESPONSIBILITIES, LITMAN/GREGORY FUND ADVISORS RECOMMENDS THE HIRING REPLACEMENT AND TERMINATION OF INVESTMENT MANAGERS TO THE BOARD OF TRUSTEES OF THE MASTERS' SELECT FUNDS. IN PRIOR REPORTS WE HAVE INCLUDED INTERVIEWS WITH EACH OF THE INDIVIDUAL MANAGERS. IN THIS REPORT, WE FEATURE AN INTERVIEW WITH THREE OF THE PEOPLE INVOLVED IN THE RESEARCH PROCESS WITH RESPECT TO EVALUATING AND RECOMMENDING MANAGERS FOR OUR FUNDS.

HOW DO YOU SELECT STOCK PICKERS FOR THE MASTERS' SELECT FUNDS?

We are looking for highly skilled stock pickers who we believe can generate higher returns by running a concentrated portfolio.

HOW DO YOU KNOW IF A STOCK PICKER IS SKILLED?

Well, it goes beyond looking at track records. Unfortunately the evidence is quite clear: track records are of little value when it comes to identifying stock pickers who will perform well in the future. So we use them only as an initial screen, then we focus a great deal of attention on getting to know the stock picking team so we can understand what drove the performance and assess whether it is likely to continue. Our process has become more intensive over the years. We conduct extensive interviews with the portfolio management and analyst team, including a lengthy site visit. Our objective is to identify whether the team has a competitive edge that we believe is responsible for the performance. We assess the investment process and the discipline with which it is executed. We also evaluate the people as well as the firm's culture and work environment. All of these factors are important in assessing why a manager has performed well in the past and whether the strong performance is likely to persist.

HOW DO YOU KNOW IF A STOCK PICKER CAN RUN A CONCENTRATED PORTFOLIO?

The easiest way to know is if they have already done so and have been successful. For example, Mason Hawkins and Bill Nygren have both run concentrated funds. If the stock picker has not run a highly concentrated portfolio, then we discuss various stocks he or she holds with the objective of gaining understanding as to which ones are higher conviction holdings and why. We then make a subjective assessment as to whether the manager has good reasons for varying conviction levels between stocks and whether he or she is really more confident in some holdings than others.

                                                                 Fund Summary  5

ARE THERE CERTAIN TRAITS THAT GREAT STOCK PICKERS SHARE?

We believe there are a number of traits that are often found in great stock pickers.

First, there must be a well-defined process that is closely followed. The importance of a well-defined process is that it keeps stock-pickers from making decisions based on seat-of-the-pants observations, or based on less-than-thorough analysis that might result from overconfidence. There are many very smart people in the investment business, but based on many years of experience we believe that great stock pickers are more disciplined than intuitive and are able to minimize decision errors that result from mental shortcuts born from overconfidence or sloppy work.

Passion for the business is another trait. The investment business is intellectually stimulating but hugely demanding. Successful investors usually have a love for the business that allows them to make the lifestyle sacrifices that often come with success.

A third characteristic many great stock pickers share is obsessiveness in seeking an edge. Often we find that great investors are always seeking a competitive edge. The edge might be better information or it might be process related. But whatever it is, it's never enough and there is always a desire to stay ahead of the competition.

Focus is a fourth trait we look for. Most great stock pickers have figured out that they must stay focused on stock picking and avoid other business related distractions.

Most great investors are also independent thinkers. They have a research process that leaves them highly confident in their conclusions so they can think independently. They are not heavily influenced by consensus views.

Finally, experience is a key ingredient.

WHY DO YOU THINK CONCENTRATED INVESTING CAN RESULT IN HIGHER RETURNS?

We don't believe concentrated investing will work for all stock pickers. We also don't believe it will result in higher returns in all time periods. However, for high conviction stock pickers who are skilled, we do believe there is the potential to deliver higher returns over the long run with a concentrated portfolio. Over the years we've interviewed hundreds of stock pickers and in doing so we've recognized that most active managers are not equally confident in all the stocks they hold in a broadly diversified portfolio. Consequently, if we believe a stock picker can add value via active management, then it is logical that the manager could add more value by concentrating on a small number of their highest conviction ideas.

WHAT ARE LITMAN/GREGORY'S RESPONSIBILITIES IN ADDITION TO MANAGER SELECTION?

We have six primary areas of responsibility.

We are responsible for monitoring the overall fund portfolios. On a day-to-day basis we pay attention to what the managers are buying and selling. We don't second-guess their decisions, however, because each Masters' Select Fund consists of several subadvisors

6  The Masters' Select Funds
working independently, it is important for us to watch out for unintended concentrations in specific industries or stocks. This is rarely a problem but there was one instance where three of the managers in Masters' Select International owned the same stock. Stock overlap is not a concern to us unless the holding becomes an unusually large percentage of the fund's portfolio. In this case the stock was performing very well and grew to 10% of the portfolio. At that point we conferred with the three subadvisors who held it and asked each to trim it back to a 7% position.

We oversee expense management. This includes negotiating and overseeing expenses, including all vendor relationships. We take this job very seriously and are always looking for opportunities to reduce expenses. We pass on all cost savings to shareholders.

Tax management is another area we pay attention to. When a fund has a big loss in a holding we make sure the subadvisor is aware of the tax-selling opportunity in case there is another stock that may be equally attractive that he may want to hold in its place. We leave it up to the managers to make this decision and view our role as limited to making sure they are aware of tax-selling opportunities.

On an ongoing basis we monitor and evaluate the sub-advisors. We pay attention to developments in each sub-advisor's organization as well as the manager's performance.

When necessary we replace managers. We've replaced two managers in Masters' Select Equity over the fund's four and one half year life. In Masters' Select International one manager was replaced. With 13 subadvisors across three funds there are occasionally going to be instances where a change must be made.

Finally, we are responsible for shareholder communications. We take our responsibility to communicate with shareholders very seriously. In addition to the required Annual and Semi-Annual reports we also send first and third quarter shareholder letters (some shareholders who buy through fund supermarkets may not receive these because some fund supermarkets don't mail "non-required" correspondence) and update our website, www.mastersselectfunds.com, on a monthly basis.

WHAT WOULD CAUSE L/G TO REPLACE A MANAGER?

Sometimes events outside our control force a change - such as when Bruce Bee (one of the original Masters' Select International managers) died. With 13 different managers across three funds, events outside our control will occasionally occur. The other reason for a change would be if our opinion changes with respect to a manger's ability to deliver good performance. This might happen if there were material changes at the investment management firm (e.g., lots of key people leaving) or if we felt the manager wasn't being attentive enough to our portfolio. The other development that could lead to a manager being replaced would be an extended period of sub-par performance. Unless there were other concerns such as those just mentioned, it would take at least two years of disappointing performance before we would begin to consider making a change. Over many years of evaluating stock pickers we've come to accept that all stock pickers, no matter how skilled, occasionally have off years. So an off year, on its own, is not going to

                                                                 Fund Summary  7
trigger a change. Moreover, running a concentrated portfolio increases the risk of extreme performances on both the upside and downside so, again, a single very bad year will not cause a change. (Fortunately, the diversification in each fund significantly mitigates the risk from any single manager, and so far our funds have benefited from many more good manager performances than bad.)

HAVE THERE BEEN ANY SURPRISES?

If there has been a surprise it is the general enthusiasm our managers have exhibited for the Masters' Select concept and their role on our funds. When Masters' Select was nothing more than an idea, we wondered if the managers we wanted would be interested in participating. To our surprise they were enthusiastic and over almost five years now we've found that they have been as attentive as the results suggest. Several of the managers have told us that it has been a valuable exercise for them to put together a portfolio of their highest conviction stocks. And a few have built a bit more concentration into their own funds as a result.

Otherwise, there really have not been any major surprises. Though it hasn't always been smooth sailing, when we originally came up with the Masters' Select idea we had high hopes for long-term performance potential. Almost five years later, Masters' Select Equity has met our expectations by outperforming its benchmarks by a wide margin. And the two funds we subsequently launched are doing even better relative to their benchmarks. Though our expectations were high, it's always satisfying when expectations turn into reality. Now our job is to continue to do everything we can to ensure that the long-term performance story continues.

8  The Masters' Select Funds

MASTERS' SELECT EQUITY FUND REVIEW

Although it did not set the world on fire from an absolute return standpoint, Masters' Select Equity had a very strong first half of the year relative to its peer group and its benchmarks in an unrewarding stock market environment. Of more importance to us, the fund added to its LONG-TERM return advantage over these same benchmarks. SINCE THE FUND'S INCEPTION ALMOST FIVE YEARS AGO IT HAS DELIVERED A STRONG ABSOLUTE RETURN AND OUTPERFORMED ITS BENCHMARKS BY A WIDE MARGIN.

We believe the fund's recent and long-term performance underscores the three fundamental premises on which the fund was conceived: highly skilled stock-pickers with a focus on only their highest conviction stocks, and the structural diversification the fund enjoys by virtue of the varying investment styles of the managers. It should come as no surprise that the value component of the fund has provided a lift to performance so far this year just as the growth component carried the fund in 1999. In addition, our larger-cap managers have focused more heavily on mid-cap stocks, and that has also aided performance. Finally, our dedicated small-cap exposure has also added value relative to large-cap oriented market benchmarks such as the S&P 500 and Wilshire 5000. As market sentiment has rotated away from momentum investing over the past 15 months, Masters' Select Equity has benefited from the emphasis all of our managers place on sound fundamental, long-term investing.

In our opinion the fund has been the excellent core equity fund holding we envisioned when it was launched. And, relative to the Lipper Multi Cap Core peer group of funds, as of June 30, 2001 the performance of Masters' Select Equity Fund ranked in the top 15% since the fund's inception, placing 19th out of 131 funds.

               [INVESTMENT PERFORMANCE AS OF JUNE 30, 2001 GRAPH]

                                                                 Fund Summary  9

INVESTMENT PERFORMANCE AS OF JUNE 30, 2001

                                                                   THREE YEAR        AVERAGE
                                                                    AVERAGE       ANNUAL TOTAL
                                      YEAR TO DATE    12 MONTH    ANNUAL TOTAL    RETURN SINCE
                                         RETURN        RETURN        RETURN       INCEPTION(2)
                                         ------        ------        ------       ------------
MASTERS' SELECT EQUITY FUND               3.47%         0.79%        10.77%          16.68%

CUSTOM EQUITY INDEX                      -4.92%       -12.75%         4.00%          11.82%

WILSHIRE 5000 INDEX                      -5.72%       -15.33%         3.50%          12.24%

LIPPER MULTI-CAP CORE FUND INDEX(1)      -5.13%       -11.83%         4.86%          11.85%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY SELL SHARES. Indexes are unmanaged, do not incur fees, and cannot be invested in directly.

(1) The Lipper Multi-Cap Core Fund Index measures performance of the 30 largest mutual funds that invest in a variety of market capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time.
(2)  The inception date on the Masters' Select Equity Fund is December 31, 1996.

Though there has been activity in the fund's portfolio there has not been material change in the posture of the fund from an industry perspective. And, as we mentioned in our last shareholder letter, the fund is more conservatively positioned than it has been over most of its life. It has less small-cap exposure (13%) than it has had over most of its life and far less technology and telecommunications exposure (14%) than it had at the peak. While the fund has a slight value bias at present, the portfolio is not a value portfolio. There are plenty of growth names in the fund and the fund's historical performance pattern is consistent with a well-diversified fund that is not skewed heavily towards any one style.

The market volatility over the past year has created some tax selling opportunities. Though our stock pickers will not automatically sell a stock to take a tax loss, if there is another stock in which they have equally high conviction they will consider a sale, especially if the loss is short-term. Through the first six months of the year Masters' Select Equity has a recognized tax loss of 1% of Net Asset Value. Much can change between now and year-end so it is not wise to attempt to forecast, but we are hopeful that this will be a low taxable-gain year (without, we hope, being a low-return year). The fund's unrealized gains are also fairly low suggesting not a lot of built-up gain potential in the fund at this time.

LOOKING FORWARD

Is the bear market over? No doubt this is a question many investors are asking. Unfortunately we don't have an answer. There remains great uncertainty with respect to whether the economy will suffer more of a slowdown AND what type of recovery might be in store over the next year or two. Capital investment and consumer spending are the two factors that are hotly debated. We don't pretend to be confident in our ability to predict these variables, nor are we confident in others' forecasting skill. Our years of experience in this business leave us highly skeptical of investment strategies that rely on consistently making top down calls on the economy. Though there are always forecasters that get it right, consistently forecasting top-down economic variables with accuracy is not something we can count on anyone or any firm to do. So the near-term remains

10  The Masters' Select Funds
uncertain, meaning that we could see a gradual recovery in the market or another leg down. We are much more confident in assessing the longer term potential for stocks. In our opinion, the good news with respect to the U.S. stock market is that it is not grossly overvalued as it was in early 2000 (and for some time prior to that). Still, multiples are not at bargain levels, at least on average. Consequently, as we look out over the next three to five years we believe it is unlikely that U.S. stocks will deliver annualized double-digit returns on average. More likely is a return scenario in the single digits. This is because stock market returns are a function of three things:

* Dividend yields are one factor. Dividends are currently quite low, at well under 2%, and unlike the much higher levels coming out of past bear markets. Investors will not get much return from dividends over the next few years.

* Multiples (the price earnings ratio) are a second factor. Currently, multiples are much lower than they were in early 2000, but they do not represent bargains in our opinion. In fact, as we write this, our analysis suggests multiples relative to interest rates are at the high end of a fair value range. Again, coming out of bear markets, multiples are often at bargain levels. If we are right in believing that stocks are not cheap, then the likelihood of multiples expanding to drive stocks higher is low. Expanding multiples was the largest factor behind the huge bull market for stocks throughout much of the 1980s and 1990s. And the biggest driver behind expanding multiples was the huge decline in interest rates that occurred since 1982. Mathematically, this huge rate decline can't be repeated.

* Earnings growth is the third factor driving stock returns. Historically, earnings growth has been in the 6% to 7% range over the long run. Though there are short time periods where earnings growth can be much higher (and lower), we see no reason to have great confidence that earnings will be significantly higher over the next five years.

If there is not much multiple expansion and only a little help from dividends, stock market returns will come in around the earnings growth rate - suggesting single digit returns. A little bit of multiple expansion could push returns into the low double digits just as a little bit of contraction could push returns down into the low single digits.

While this is not a particularly bullish stock market forecast and probably disappointing to investors used to the double-digit returns delivered by the market over much of the last twenty years, we believe stocks are still very likely to deliver higher returns than bonds and cash over this time frame. Moreover, we believe there will be opportunities to add value via stock picking. We are optimistic that we will continue to see a stock market environment that rewards good fundamental, rationally based research. That is the type of environment that we believe plays to the strength of Masters' Select Equity. There are obviously no guarantees and we all know that past performance is not indicative of future performance, but we believe our fund's structure and the skill of our stock pickers will continue to add value. If the fund's benchmarks offer mid to high single-digit returns in coming years, and Masters' Select Equity continues to add value over and above these benchmark returns,

                                                                Fund Summary  11
then the fund should deliver satisfying absolute returns as well as good relative returns. With its broad diversification, the Masters' Select structure and the quality of our managers, we believe the fund will continue to serve as an ideal core equity fund holding.

We would like to thank all the shareholders who have stuck with Masters' Select Equity over the years. We continue to maintain our strong commitment to you and we're gratified that we've had much lower shareholder turnover over the past couple of years than the average mutual fund. Our plans to close the fund to new shareholders when it reaches $750 million are unchanged.

12  The Masters' Select Funds

MASTERS' SELECT EQUITY FUND MANAGERS

                                    TARGET ASSET        MARKET          STOCK-PICKING
MANAGER           FIRM               ALLOCATION     CAPITALIZATION          STYLE
-------           ----               ----------     --------------          -----
CHRISTOPHER       Davis Selected         20%        Mostly large        Growth at a
DAVIS             Advisors                          companies           reasonable price

FOSTER FRIESS     Friess &               10%        Small and mid-      High earnings
AND TEAM          Associates                        sized companies     growth

MASON             Southeastern           20%        All sizes, may      Value
HAWKINS           Asset                             have up to 50%
                  Management                        foreign stocks

BILL MILLER       Legg Mason             20%        Mostly large        Eclectic, may invest
                  Fund Advisers                     and mid-sized       in traditional value
                                                    companies           stocks or growth
                                                                        stocks

SIG SEGALAS       Jennison               20%        Mostly large        High earnings
                  Associates                        companies           growth

DICK WEISS        Strong Capital         10%        Small and mid-      Growth at a
                  Management                        sized companies     reasonable price

PORTFOLIO COMPOSITION

As reflected in this chart, your Fund is well diversified in terms of market capitalization. The Fund holds 70 securities, exclusive of cash equivalents.

Cash Equivalents & Other       7.3%
Foreign Equities               1.2%
Domestic Small-Cap            13.2%
Domestic Large-Cap            52.9%
Domestic Mid-Cap              25.4%

Market Capitalization:
Domestic Small-Cap < $1.6 billion
Domestic Mid-Cap $1.6-10.0 billion
Domestic Large-Cap > $10.0 billion

                                                                Fund Summary  13

MASTERS' SELECT EQUITY FUND STOCK HIGHLIGHTS

UPS - CHRISTOPHER DAVIS

UPS is that rarest of companies, one possessed of the dual moats of both brand, infrastructure, and culture.

Along with FedEx, UPS is ranked among the top companies in the American Consumer Satisfaction Index, perhaps because both help people around the world husband today's most precious resource - time. Unlike FDX, however, UPS has an extremely efficient network which, combined with its reputation for reliability and service, allows it to earn above-market rates of return. While FedEx concentrates on the much more glamorous business of overnight air delivery, UPS has a stranglehold, about an 85% share, on the more humble ground business. As a result, UPS' price per package is only $8, a bit more than half of FedEx's. But, because it takes UPS only $3.50/capital to move each package, UPS earns an after-tax return on that capital of 20%. FDX, on the other hand, is burdened by a fleet of shiny but expensive airplanes. It earns the same margins as UPS but requires nearly 4x more capital/piece than UPS, and earns less than a 10% return.

UPS also has a unique culture, having been employee-owned for its entire history. They are frugal, financially conservative and issue virtually no options.

It's thus clear to us that UPS is competitively advantaged in an industry with gentle but persistent tailwinds in the form of e-commerce growth, the spread of just-in-time inventories and the increasing internationalization of trade, all of which play into UPS' core strength of frequent, small-package shipments.

But the investment thesis for UPS has its blemishes. First, UPS is not immune to the economic slowdown. Second, while union relations are currently strong, UPS is the largest employer of teamsters and suffered during the Christmas strike several years ago. Third, although rising fuel prices will ultimately be passed through to customers, short-term results could be nicked. Finally, at twenty times earnings, UPS is not trading at a give-away price. All things considered, however, we think it is an excellent example of a great business at a fair price.

TALBOTS - FOSTER FRIESS

After growing earnings 19 percent in the quarter ended April 2001, Talbots braced for a tough May. Same-store sales surged 29.4 percent in May 2000 leaving the company with a difficult year-over-year comparison in what was a lackluster month for retail. Analysts predicted a high-single-digit May same-store sales decline for Talbots, which proved inaccurate when sales came in roughly flat against the robust year-ago growth.

Overall sales grew 10 percent in May to $113.5 million, virtually all of which was earned at full price. That means Talbots preserved its profit margins in what was expected to be its toughest period of the year, positioning the company for continued earnings growth.

14  The Masters' Select Funds

Analysts polled by First Call expect Talbots to grow July-quarter earnings 17 percent, which could be conservative given the unexpected strength in May and other factors.

NYSE-listed Talbots is known for its classic, tailored-looking clothing in traditional, yet bold colors. It sells women's and children's apparel and accessories through 722 stores, representing 80 percent of sales, and through catalogs as well. The company caters to upscale consumers in the 35-to-55 age group, the fastest growing customer segment in the U.S.

Your Friess team spoke with Chief Financial Officer Edward Larson about the Talbot catalog attracting store traffic in addition to generating catalog sales. Seventy percent of women who see the catalog visit a Talbots store.

In addition to avoiding the discount pricing that eats into competitors' profits, Talbots should get a fiscal 2001 earnings boost from a reduction in expenses versus fiscal 2000. Costs climbed last year on store refurbishing and additional advertising, two items that don't significantly factor into Talbots' publicly stated plan for this year.

Your Friess team bought Talbots at 16 times consensus earnings estimates for fiscal 2002. Analysts predict Talbots will grow earnings to $2.11 a share in the year-ended January 2002, up from $1.80 the year before.

FEDEX CORPORATION - MASON HAWKINS

FedEx Corporation is held in both the Equity Fund and the Value Fund. Please refer to the discussion appearing on page 33.

REPUBLIC SERVICES, INC. - BILL MILLER

Republic Services, Inc. is held in both the Equity Fund and the Value Fund. Please refer to the discussion appearing on page 33.

THE HARTFORD GROUP - SIG SEGALAS

The Hartford was spun out of ITT in 1995 and has since emerged as one of the premier multi-line insurers in the U.S. The Life operations, which are 60% of operating income, hold leading market positions in variable annuities, variable life, and employee benefits. The Property & Casualty (P&C) division, the other 40%, and the 9th largest in the industry, consists of personal lines (home and auto), small commercial and reinsurance. The Hartford boasts one of the strongest management teams in the industry led by Ramani Ayer, who is considered by Wall Street to be among "the best and the brightest".

We find HIG attractive for three main reasons: First, operational excellence: the company has been able to grow operating earnings at 16%/year for the last five years and achieve a double digit ROE in a down cycle. Second, market focus: in Life, they are well positioned to benefit from the asset accumulation and management of the wealth of an aging U.S. population as the number of 60 year olds doubles over the next twenty years. In P&C, they are now able to take advantage of an upcycle in insurance premium pricing. This is

                                                                Fund Summary  15
because they did not write unprofitable business in the weak market of recent years as the industry competed for market share and wasted shareholders' capital. After discussions with many industry players, we think the insurance cycle is only in the sixth inning of a nine-inning ballgame as managements strive to post strong results and translate that into strong stock prices. And finally, attractive valuation: the Hartford sells for less than 13x next year's earnings estimate of $5.25, and given their above industry growth could be a sought-after franchise in a consolidating industry.

CELGENE CORPORATION - DICK WEISS

Celgene Corporation is a biopharmaceutical company specializing in orally administered drugs that treat cancers and inflammatory diseases via gene regulation. We find Celgene a compelling investment idea for several reasons. First, they have a strong drug candidate in Thalomid that has the possibility of treating several different diseases, leading to addressable market expansion. Second, they are already testing the next generations of Thalomid and estrogen replacement drugs, among others, as potential treatments for cancer and inflammatory diseases. As Thalomid becomes a legacy treatment, Celgene should be able to launch Revimid, the next generation of Thalomid, and other products to maintain a strong revenue stream. Finally, they have a strong technology platform for the discovery and development of future treatments, which involves mapping gene-related sequences of events that result in disease development.

We started looking at Celgene in the midst of negative investor sentiment associated with its drug candidate, Thalomid. As its name implies, Thalomid is actually the drug thalidomide. During the 1950's pregnant women took thalidomide to relieve morning sickness resulting in serious birth defects, including underdeveloped limbs. Celgene looked at thalidomide and extrapolated that the same properties, which had prevented growth in developing babies, may prevent growth in developing tumors and inflammations.

Because Thalomid had been approved for treatment of an inflammatory complication associated with Leprosy, it could be obtained and used as an off-label treatment for other diseases, more specifically cancers. However, because Thalomid was not FDA approved for these other diseases, Celgene could not advise physicians as to the most effective dosages. As a result, Celgene realized revenues from the sale of Thalomid, but these revenues were decreasing as physicians trended towards smaller doses.

These events provided us with an opportunity to purchase Celgene at what we felt were unsustainable low valuations. According to our Private Market Value calculation, Celgene was trading at around 50% of its private value, or what it would be worth if acquired by a strategic investor. Recognizing the market had overreacted to negative news surrounding a solid, well-positioned company and believing the negative sentiment was either unsubstantiated or temporary, we purchased shares of this stock.

Since Celgene was purchased, the progression of both Thalomid and the next generations of products have encouraged us. For example, results from a recent trial indicate that Thalomid is showing excellent efficacy in the treatment of multiple myeloma and, more

16  The Masters' Select Funds
importantly, that increased dosages increase effectiveness. Trials involving Revimid have shown better efficacy than its predecessor without some of the side effects. Results such as these support our belief that Celgene will be a strong performer both in the near-term and in the future.




NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY SECURITIES MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AT THE TIME THE COMMENTARIES ARE WRITTEN AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

                                                                Fund Summary  17

MASTERS' SELECT EQUITY FUND

SCHEDULE OF INVESTMENTS at June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
   SHARES                                                               VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 92.7%

BASIC MATERIALS: 3.1%
     235,000 Pactiv Corp.                                           $  3,149,000
      90,000 Sealed Air Corp.*                                         3,352,500
     825,000 Ucar International, Inc.*                                 9,858,750
                                                                    ------------
                                                                      16,360,250
                                                                    ------------
BUSINESS SERVICES: 6.9%
     162,500 Getty Images, Inc.*                                       4,266,437
     800,200 Modem Media, Inc.*                                        2,732,683
     800,000 Republic Services, Inc. - Class A*                       15,880,000
     430,000 Waste Management, Inc.*                                  13,252,600
                                                                    ------------
                                                                      36,131,720
                                                                    ------------
CAPITAL GOODS: 2.3%
      75,000 Engineered Support Systems Inc.                           2,939,250
      40,000 SPX Corp.*                                                5,007,200
     125,000 Stewart & Stevenson Services                              3,996,875
                                                                    ------------
                                                                      11,943,325
                                                                    ------------
CONGLOMERATES: 3.0%
         117 Berkshire Hathaway, Inc. - Class A*                       8,119,800
     147,000 Tyco International Ltd.                                   8,011,500
                                                                    ------------
                                                                      16,131,300
                                                                    ------------
CONSUMER PRODUCTS: 6.8%
      47,600 Coach, Inc.*                                              1,811,180
     300,000 Eastman Kodak Co.                                        14,004,000
     203,000 General Motors Corp.                                     13,063,050
     130,000 Philip Morris Companies, Inc.                             6,597,500
                                                                    ------------
                                                                      35,475,730
                                                                    ------------
CONSUMER SERVICES: 7.1%
     180,000 Borders Group, Inc.                                       4,032,000
     135,000 Costco Wholesale Corp.*                                   5,543,775
      75,000 Galyans Trading Co., Inc.                                 1,530,000
     144,300 Home Depot, Inc.                                          6,717,165
     167,000 Jack in the Box, Inc.*                                    4,358,700
     102,900 Kohls Corp.*                                              6,454,917
      90,000 Talbots, Inc.                                             3,937,500
     305,000 Ticketmaster Online-CitySearch, Inc.*                     4,480,450
                                                                    ------------
                                                                      37,054,507
                                                                    ------------
ENERGY: 5.0%
     445,000 Harken Energy Corp.*                                      1,090,250
     731,300 Pioneer Natural Resources Co.*                           12,468,665
      80,000 Santa Fe International Corp.                              2,320,000
     123,500 Spinnaker Exploration Co.*                                4,922,710
      90,900 UTI Energy Corp.                                          1,629,837
     270,000 XTO Energy, Inc.                                          3,874,500
                                                                    ------------
                                                                      26,305,962
                                                                    ------------
FINANCE: 21.0%
     283,200 American Express Co.                                     10,988,160
      60,000 AmeriCredit Corp.*                                        3,117,000
     375,000 Bank One Corp.                                           13,425,000
     244,266 Citigroup                                                12,907,015
     103,500 Hartford Financial Services Group, Inc.                   7,079,400
     329,900 Household International, Inc.                            22,004,330
     225,000 MGIC Investment Corp.                                    16,344,000
      89,000 Stilwell Financial, Inc.                                  2,986,840
      59,200 Transatlantic Holdings, Inc.                              7,252,592
     375,000 Washington Mutual, Inc.                                  14,081,250
                                                                    ------------
                                                                     110,185,587
                                                                    ------------
HEALTHCARE & PHARMACEUTICALS: 10.1%
     100,000 Ameripath, Inc.*                                          2,936,000
     102,900 Amgen, Inc.*                                              6,193,036
     135,000 Apria Healthcare Group, Inc.*                             3,894,750
     127,200 AOL Time Warner, Inc.*                                    6,741,600
     210,000 Bio-Technology General Corp.                              2,741,550
     139,000 Celgene Corp.                                             4,017,100
      50,000 Eli Lilly & Co.                                           3,700,000
     230,900 First Health Group Corp.*                                 5,642,042
      76,800 Laboratory Corp. Of America Holdings                      5,905,920
     165,700 Sepracor, Inc.*                                           6,592,375
     156,000 Triad Hospitals, Inc.*                                    4,597,320
                                                                    ------------
                                                                      52,961,693
                                                                    ------------
18  The Masters' Select Funds

MASTERS' SELECT EQUITY FUND

--------------------------------------------------------------------------------
   SHARES                                                               VALUE
--------------------------------------------------------------------------------

HOTELS: 5.9%
   1,595,000 Hilton Hotels Corp.                                    $ 18,502,000
     265,100 Marriott International, Inc. - Class A                   12,549,834
                                                                    ------------
                                                                      31,051,834
                                                                    ------------
MEDIA & PUBLISHING: 2.4%
     355,800  AT&T Corp./Liberty Media Corp.*                          6,222,942
     124,300 Viacom, Inc. - Class B*                                   6,432,525
                                                                    ------------
                                                                      12,655,467
                                                                    ------------
TECHNOLOGY: 12.1%
     600,000 Agere Systems, Inc.                                       4,500,000
     860,000 Cabletron Systems, Inc.*                                 19,651,000
      50,000 Gateway, Inc.*                                              822,500
     172,300 Intel Corp.                                               5,035,468
     165,000 Lattice Semiconductor Corp.*                              4,075,500
     100,000 Lexmark International Group, Inc.*                        6,725,000
     112,400 Microsoft Corp.*                                          8,205,200
     115,000 Tech Data Corp.*                                          3,919,200
     180,000 Tellabs, Inc.*                                            3,488,400
     214,200 Texas Instruments, Inc.                                   6,747,300
                                                                    ------------
                                                                      63,169,568
                                                                    ------------
TELECOMMUNICATIONS: 2.2%
     501,200 AT&T Corp.                                               11,026,400
     350,000 XO Communications, Inc.*                                    665,000
                                                                    ------------
                                                                      11,691,400
                                                                    ------------
TRANSPORTATION: 4.8%
     351,000 FedEx Corp.*                                             14,110,200
     225,000 Frontline Ltd.                                            3,847,500
     120,000 United Parcel Service                                     6,936,000
                                                                    ------------
                                                                      24,893,700
                                                                    ------------
TOTAL COMMON STOCKS
  (cost $418,983,006)                                                486,012,043
                                                                    ------------

PRINCIPAL AMOUNT                                                       VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 7.2%

CORPORATE NOTES: 1.2%
$3,000,000 American Express Credit Corporation,
  4.090%, 07/02/2001                                                $  3,000,000
 3,498,000 General Electric Capital Corporation,
  5.900%, 07/02/2001                                                   3,498,000
                                                                    ------------
                                                                       6,498,000
                                                                    ------------
REPURCHASE AGREEMENTS: 6.0%
27,581,000 State Street Bank & Trust Co., 2.76%, 6/29/00,
  due 7/2/01, [collateral: $27,260,000 U.S. Treasury Notes,
  6.625%, due 4/30/02, value $28,145,950] (proceeds $27,587,344)      27,581,000
 3,903,000 State Street Bank & Trust Co., 4.00%, 6/29/00,
  due 7/2/01, [collateral: $4,105,000 FNMA, 8.159%, due
  2/01/29, value $4,022,900] (proceeds $3,904,301)                     3,903,000
                                                                    ------------
                                                                      31,484,000
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
     (cost $37,982,000)                                               37,982,000
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES
     (cost $456,965,006): 99.9%                                      523,994,043

Other Assets less Liabilities: 0.1%                                      581,376
                                                                    ------------
NET ASSETS: 100.0%                                                  $524,575,419
                                                                    ============

* Non-income producing security.

See accompanying Notes to Financial Statements.

                                                     Schedule of Investments  19

MASTERS' SELECT INTERNATIONAL FUND REVIEW

Most foreign stock markets continued to struggle and most foreign currencies continued to weaken relative to the U.S. dollar during the first half of 2001. The fact that Masters' Select International barely outperformed its primary benchmark on the year is perhaps little solace during a period when the fund lost value. International markets were not immune to the deflating values of technology and telecom stocks, and even though our exposure to these areas had been lessened, our fund suffered as the economic slowdown extended to the other sectors of the global markets. This overall slump, combined with foreign currency weakness against the dollar, is reflected in the absolute performance of our fund this year. Over the longer-term we are extremely proud of the fund's performance. Over its full life of three years and seven months it has delivered strong absolute returns, and SINCE THE FUND'S INCEPTION IT WAS RANKED IN THE TOP 4% OUT OF FOREIGN STOCK FUNDS as of June 30, 2001, placing 13th of 419 international funds according to Lipper Inc.

               [INVESTMENT PERFORMANCE AS OF JUNE 30, 2001 GRAPH]

INVESTMENT PERFORMANCE AS OF JUNE 30, 2001

                                                                    3 YEAR         AVERAGE
                                                                    AVERAGE      ANNUAL TOTAL
                                                     12 MONTH    ANNUAL TOTAL    RETURN SINCE
                                       YEAR DATE      RETURN        RETURN       INCEPTION(2)
                                       ---------      ------        ------       ------------
MASTERS' SELECT INTERNATIONAL FUND      -13.52%       -21.71%       11.79%          13.76%

MSCI ALL COUNTRIES WORLD FREE
(EX US) INDEX                           -13.56%       -24.07%       -0.60%           3.10%

LIPPER INTERNATIONAL FUND INDEX(1)      -12.53%       -22.21%        0.01%           4.46%

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY SELL SHARES. Indexes are unmanaged, do not incur fees, and cannot be invested in directly.

(1) The Lipper International Fund Index measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper, Inc.
(2)  The inception date Masters' Select International Fund is December 1, 1997

20  The Masters' Select Funds

During the first half of 2001 there were few material changes in the fund's portfolio from an industry exposure standpoint. However, there was an increase in energy stocks from 2% to 6%. The fund is now more conservatively postured than ever with only 12% in technology and 7% in telecommunication stocks. Though this is not what we would label a conservative posture, the exposure to these sectors was much higher in early 2000. The fund's portfolio is currently broadly diversified with exposure to growth and value stocks as well as "growth-at-a-reasonable-price" type stocks. In addition, though Masters' Select International is most heavily weighted to developed markets and large-cap stocks, it has meaningful exposure to small-caps and emerging markets.

The market volatility over the past year has created some tax selling opportunities. Though our stock pickers will not automatically sell a stock to take a tax loss, if there is another stock in which they have equally high conviction they will consider sale, especially if the loss is short-term. Through the first six months of the year Masters' Select International had a recognized tax loss equal to approximately 6% of Net Asset Value. This means that the fund can generate taxable gains up to that amount over the rest of the year without having any taxable distribution. Much can change between now and year-end so it is not wise to attempt to forecast, but given the current loss situation we are hopeful that this will be a low-taxable gain year (but hopefully not a low return year). The fund's unrealized gains are also fairly low suggesting not a lot of built-up gain potential in the fund at this time.

LOOKING FORWARD

Foreign markets have been particularly frustrating in 2001, with virtually all markets underwater. Moreover, most currencies have given up ground versus the dollar. While we have no strong view about what might happen in the short-term, we are increasingly optimistic about the potential for decent returns over the long run. Similar to the situation in the U.S. market, most foreign markets are not selling at exciting bargain levels. However, they are perhaps somewhat closer to that level and, at least in the case of Europe, there is the potential for some currency appreciation at some point. Perhaps of more importance is the potential for fundamental improvement over the long run. There continues to be a trend toward restructuring at the company level. And, especially in Europe where there is an increasing equity culture, there are fundamental changes happening slowly in areas of pension and tax reform. Though years of disappointment have conditioned us to be skeptical about the prospects for Japan, the election of reform-minded Junichiro Koizumi as the new prime minister is, perhaps, the first good reason for LONG-TERM optimism in many years. We wouldn't label foreign markets as a fat pitch buying opportunity but we believe there are solid long-term opportunities. And, we remain confident in the ability of our stock pickers to add significant value relative to benchmarks. Of all the Masters' Select Funds, Masters' Select International has delivered the best returns relative to its peer group and benchmarks since inception.

                                                                Fund Summary  21

We would like to thank all the shareholders who have placed their trust in Masters' Select International Fund. We continue to maintain our strong commitment to our shareholders and we're gratified that we've had much lower shareholder turnover over the past couple of years than the average international fund.

22  The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND MANAGERS

                                 TARGET ASSET       MARKET        STOCK-PICKING
MANAGER          FIRM             ALLOCATION    CAPITALIZATION        STYLE
-------          ----             ----------    --------------        -----

HELEN YOUNG      Janus Capital        20%       All sizes but     Growth at a
HAYES            Corporation                    mostly large      reasonable
                                                companies         price

DAVID HERRO      Harris               20%       All sizes         Value
                 Associates

DAN JAWORSKI     BPI Global Asset     20%       Mostly large      Eclectic, may
                 Management                     companies         invest in
                                                                  traditional
                                                                  value stocks
                                                                  or growth
                                                                  stocks

TED TYSON        Mastholm Asset       20%       All sizes         High earnings
                 Management                                       growth

MARK YOCKEY      Artisan Partners     20%       All sizes but     Growth at a
                                                mostly large      reasonable
                                                companies         price

PORTFOLIO DIVERSIFICATION

BY ASSET CLASS

Cash Equivalents & Other         9.0%

Emerging Markets                13.2%

Developed Markets Small-Cap     12.3%

Developed Markets Large-Cap     65.5%

Market Capitalization:
  Developed Markets Small-Cap < $1.0 billion
  Developed Markets Large-Cap > $1.0 billion

                                                                         % of
                                                                          Net
BY INDUSTRY                                                             Assets
-----------                                                             ------
Consumer Products                                                        19.7%
Finance                                                                  17.7%
Technology                                                               11.8%
Consumer Services                                                         7.5%
Media & Publishing                                                        7.2%
Telecommunications                                                        7.1%
Healthcare & Pharmaceuticals                                              6.0%
Energy                                                                    5.7%
Business Services                                                         3.0%
Capital Goods                                                             1.5%
Basic Industries                                                          1.5%
Hotels                                                                    1.3%
Transportation                                                            1.0%
Short-Term Investments                                                    8.7%
                                                                      -------
TOTAL INVESTMENT IN SECURITIES                                           99.7%
OTHER ASSETS LESS LIABILITIES                                             0.3%
                                                                      -------
NET ASSETS                                                             100.00%
                                                                      =======

                                                                Fund Summary  23

MASTERS' SELECT INTERNATIONAL FUND STOCK HIGHLIGHTS

SERONO AG - HELEN YOUNG HAYES

These days, it's next to impossible to open a newspaper without reading about yet another groundbreaking development in the field of biotechnology. But while genetic mapping, cutting-edge cancer treatments and stem cell research make for great headlines, few companies - and even fewer investors - understand how to turn these advances into profits. That's part of the reason the Nasdaq Biotechnology Index has lost nearly 17% of its value over the last 12 months, underperforming even the dismal returns of the S&P 500 Index in the midst of what has turned out to be a surprisingly tenacious bear market.

But at least one biotech company has consistently grown its earnings in recent years despite the turbulence suffered by many of its peers: Serono AG. Although the company's name may be less familiar to investors than some of the fastest-rising stars on this side of the Atlantic, Switzerland-based Serono literally dominates the biotech industry in Europe. Some of its drugs, including Multiple Sclerosis treatment Rebif, have achieved outstanding commercial success even without tapping the massive (and highly profitable) U.S. market.

Janus has followed Serono for quite some time and knows its products and development pipeline well. Particularly attractive is Serono's 60% - plus market share of the worldwide infertility market, a segment of the pharmaceutical industry that has grown rapidly in recent years. But to understand this complex and changing market requires an experienced hand. For that reason, Janus equity analyst Chad Hollingsworth - a trained biologist who is also a published author of material related to the neurobiology of pregnancy - traveled overseas to visit Serono's production and research facilities. He came away impressed with the company's ability to efficiently produce existing drugs as well as its efforts to develop new ones. He was also encouraged by the company's continuing campaign to win regulatory approval to market its best-of-class Multiple Sclerosis drug in the United States - an effort we at Janus are hopeful will bear fruit in the future.

With these tailwinds at its back, it is perhaps no surprise that Serono's stock performed well during the second quarter even while markets in Europe have faltered. And by using an expertly trained eye to look for opportunities where others might not, Janus has been there to reap the rewards.

DAIWA - DAVID HERRO

Daiwa is the second largest broker, asset manager and investment bank in Japan. Given the under-penetration of equity ownership (6% of savings versus 40% in the U.S.), the need for better retirement products due to corporate under-funded pension plans and problems with life insurance companies, and the lack of M&A activity due to cross-shareholdings, financial services have enormous growth potential in Japan. Daiwa's distribution, brand strength and relationship with Sumitomo Mitsui Banking Corp should

24  The Masters' Select Funds
enable them to grow faster than the market. Also, unlike other Japanese companies that face unconsolidated subsidiaries with problems and other accounting issues, we are less concerned with discovering a "black hole" at Daiwa. In 2000 they won first prize in the Nikkei 2000 Annual Report Award contest for best disclosure.

Daiwa is a great example of our investment process. Any quick valuation checks would not uncover Daiwa's under-valuation. It's currently trading at over 20x P/E (price earnings) and 2.2x BV( book value). At this valuation, most value shops would probably not even look at Daiwa. Our approach is different. We are not looking for the statistically cheapest stocks. We look for well-run companies trading at a 30%, or greater, discount to intrinsic value. Daiwa's March, 2001, earnings potential does not take into account the earnings that they should earn during normal times, thus the valuation parameters above are overstated. Negative factors holding back Daiwa's numbers are the Nikkei hovering around 15 year lows, Japanese retail investors not currently investing due to the Tech-Wreck of 2000, and investment banking activity being the lowest of all developed countries compared to GDP. Therefore, our current target price of (Y)1,800 has tremendous upside as these factors change and Daiwa continues to build per share value over time. While the timing of these changes taking place is impossible to determine, the current news flow of the Koizumi government regarding reform and change is very encouraging.

BANK OF IRELAND - DAN JAWORSKI

Bank of Ireland is the largest domestic bank in the Republic of Ireland. The company provides a broad range of banking and financial services, mainly in Ireland and the UK, including personal and corporate banking, life assurance and fund management. The country of Ireland offers an attractive mix of a strong educational system, low wages, a young population and the lowest corporation tax rates in Europe. These factors have attracted many multinational corporations to Ireland to develop business in continental Europe. Even through Irish GDP growth has begun to slow, it still continues to outstrip the rest of Europe. The company has successfully diversified its earnings stream over the past few years and now derives 25% of its profitability from new growth opportunities such as long-term savings and asset and wealth management. It should be noted that the company's earnings stream is of arguably better quality, higher resilience and stronger growth than many of its European peers. Additionally, while cost initiatives are in place, the majority of medium-term growth will be top line generated. In an environment of slowing global growth, this top line growth will become increasingly rare and warrants recognition by the marketplace.

Bank of Ireland is an excellent example of the type of high quality, highly profitable company our investment philosophy leads us to invest in. The stock, relative to its industry peers, is selling at a discount on both an earnings and book value basis and the company generates a return on equity that is higher than its peers. We believe that Bank of Ireland should trade at an industry multiple on these measures due to the outstanding prospects for the company.

                                                                Fund Summary  25

CNOOC LIMITED - TED TYSON

The China National Offshore Company (CNOOC) was created in a reorganization of China's oil industry in the mid 1990's. Its focus has been the development of the enormous amounts of oil and gas lying off the Chinese mainland in the South China Sea and Bohai Bay, a coastal area east of Beijing.

China has an economy that has been growing for some time at rates as high as 10% per year. It is increasingly short of domestic oil to meet domestic refining needs, and needs to sharply increase the supply of gas to its thriving coastal cities. CNOOC is a significant factor in China's plans to grow its domestic production base.

CNOOC is already the world's second largest oil and gas exploration and production company with 1.8 billion barrels of proven reserves, just behind Anadarko Petroleum of the United States. New fields are being developed with joint venture partners including Chevron, British Petroleum, and Texaco, and these are likely to at least double the amount of proven reserves over the next 4-5 years. These new fields give CNOOC an unusually long-lived reserve base-at an average of 25 years of production compared to less than 10 years for any of the company's global competitors.

Production is likely to grow at a minimum of 14% per year through 2005, with earnings growing in a range of 17-25% per year depending on the direction of oil prices. The stock currently trades, depending on what valuation method you choose, on a 27-45% discount to its global competitors. Even with some discount for the early stage nature of much of its production and for political risk relating to China, CNOOC's enormous potential increase in reserves and production warrants a rating at the very least in line with comparable global companies.

AUTOGRILL SPA - MARK YOCKEY

We look for companies, of all sizes, that we believe are positioned for strong, sustainable growth in industries or themes that we think are compelling. We also look for strong management teams that have a U.S. approach to increasing shareholder value. This stock selection process led us to Autogrill.

Italy's Autogrill SPA - with over 600 outlets - has rapidly grown into one of Europe's leading restaurant chains. The company's core business, a network of roadside restaurant and snack bar concessions, is expanding successfully into railway stations, airports and trade fairs. With its Spizzico (pizza by the slice) outlets, Autogrill is also a growing presence in Italian fast-food. Spizzico kiosk concepts in urban areas and shopping malls have been test marketed with great success. Autogrill has started to take this concept into France and hopes to soon expand it throughout Europe.

Growth, via acquisition, has been and continues to be an important element of Autogrill's corporate strategy. In December 2000, the company acquired the Zurich-based concession caterer Passaggio. Management believes that Passaggio's leading position in Switzerland

26  The Masters' Select Funds
will provide Autogrill with a nice foray into the German and Austrian markets. We believe this company has huge potential for additional expansion. Relative to Italy's food-service industry, Italian restaurant chains have a market share that is well below the European average. And, compared to U.S restaurant chains, those in Europe have only about half the market penetration.




NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY SECURITIES MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AT THE TIME THE COMMENTARIES ARE WRITTEN AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

                                                                Fund Summary  27

MASTERS' SELECT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
   SHARES                                                               VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 91.0%

ARGENTINA: 1.1%
    149,900 Quilmes Industrial SA                                   $  3,147,900
                                                                    ------------
BELGIUM: 1.4%
    146,100 Interbrew                                                  3,912,472
                                                                    ------------
BRAZIL: 0.8%
     81,930 Petroleo Brasileiro SA                                     2,130,180
                                                                    ------------
CANADA: 3.5%
    107,400 AT&T Canada, Inc., ADR - Class B*                          3,234,888
    161,000 Canadian Hunter Exploration Ltd.*                          3,925,277
    112,500 Corus Entertainment, Inc.                                  2,572,318
                                                                    ------------
                                                                       9,732,483
                                                                    ------------
FINLAND: 2.5%
    390,700 Metso OYJ*                                                 4,337,392
    122,600 Nokia Corp. Sponsored ADR                                  2,702,104
                                                                    ------------
                                                                       7,039,496
                                                                    ------------
FRANCE: 5.3%
     38,500 Chargeurs SA                                               2,708,026
     29,500 Compagnie de Saint-Gobain                                  4,012,463
    221,200 S.O.I.T.E.C.                                               3,625,397
     93,000 Suez SA                                                    2,994,887
     11,381 Total Fina Elf S.A.                                        1,595,254
                                                                    ------------
                                                                      14,936,027
                                                                    ------------
GERMANY: 5.0%
    198,990 Jenoptik AG                                                4,401,348
     13,900 Muenchener Rueckversicherungs-Gesellschaft AG              3,877,828
      7,910 Porsche AG                                                 2,728,254
     55,000 Schering AG                                                2,889,804
                                                                    ------------
                                                                      13,897,234
                                                                    ------------
HONG KONG: 5.0%
    190,400 China Mobile Ltd./HK*                                      5,100,816
  3,109,000 CNOOC Ltd.                                                 2,969,570
  6,030,000 Legend Holdings Ltd.                                       3,362,971
 17,484,000 Oriental Press Group                                       2,577,835
                                                                    ------------
                                                                      14,011,192
                                                                    ------------
IRELAND: 2.9%
    522,000 Bank Of Ireland                                            5,175,714
     46,900 Elan Corp Plc, ADR*                                        2,860,900
                                                                    ------------
                                                                       8,036,614
                                                                    ------------
ISRAEL: 2.2%
     69,500 Check Point Software Technologies*                         3,522,955
     40,000 Teva Pharmaceutical Industries                             2,477,400
                                                                    ------------
                                                                       6,000,355
                                                                    ------------
ITALY: 9.4%
    400,750 Autogrill SpA                                              4,323,305
    341,000 Class Editori SpA                                          1,907,270
  2,546,000 Ducati Motor Holding SpA                                   3,818,964
    859,500 Fila Holding SpA*                                          3,223,125
  1,577,680 Parmalat Finanziaria SpA                                   4,211,564
  1,436,000 Pirelli SpA                                                4,003,725
    306,000 SAI SpA                                                    4,680,719
                                                                    ------------
                                                                      26,168,672
                                                                    ------------
JAPAN: 6.1%
    196,000 Asatsu-DK, Inc.                                            3,976,265
    349,000 Daiwa Securities Co. Ltd.                                  3,652,033
    341,000 Nomura Securities Co. Ltd.                                 6,535,081
        164 NTT Docomo, Inc.                                           2,853,661
                                                                    ------------
                                                                      17,017,040
                                                                    ------------
NETHERLANDS: 6.4%
     48,520 ASM Lithography Holding NV (New York Registered)           1,077,872
    151,534 Koninklijke (Royal) Philips Electronics NV                 4,020,750
     74,000 Unilever NV                                                4,439,959
    309,016 Wolters Kluwer NV                                          8,314,548
                                                                    ------------
                                                                      17,853,129
                                                                    ------------
NORWAY: 0.9%
    447,800 Reitan Narvesen ASA                                        2,591,852
                                                                    ------------
PANAMA: 1.3%
     95,000 Banco Latinoamericano de Exportaciones*                    3,493,150
                                                                    ------------
PORTUGAL: 0.9%
    372,600 Portugal Telecom SA                                        2,601,860
    372,600 Portugal Telecom SA Rts. Exp. 7/09/01                         50,522
                                                                    ------------
                                                                       2,652,382
                                                                    ------------

28  The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND

--------------------------------------------------------------------------------
   SHARES                                                               VALUE
--------------------------------------------------------------------------------

SINGAPORE: 2.6%
    515,560 DBS Group Holdings Ltd.                                 $  3,791,715
  6,588,800 Mandarin Oriental Ltd.*                                    3,492,064
                                                                    ------------
                                                                       7,283,779
                                                                    ------------
SOUTH KOREA: 3.3%
    105,000 Hite Brewery Co. Ltd.                                      3,544,406
    235,000 Kookmin Bank                                               3,153,210
     17,200 Samsung Electronics                                        2,539,331
                                                                    ------------
                                                                       9,236,947
                                                                    ------------
SPAIN: 2.7%
    230,000 Sogecable SA                                               4,627,245
    245,050 Telefonica SA*                                             3,023,640
                                                                    ------------
                                                                       7,650,885
                                                                    ------------
SWEDEN: 3.5%
    182,666 Assa Abloy AB                                              2,612,394
    220,100 Autoliv, Inc.                                              3,785,404
    571,000 Gambro AB                                                  3,492,274
                                                                    ------------
                                                                       9,890,072
                                                                    ------------
SWITZERLAND: 2.4%
      5,165 Serono SA                                                  5,126,187
      4,593 Zurich Financial Services AG                               1,567,219
                                                                    ------------
                                                                       6,693,406
                                                                    ------------
TAIWAN: 2.8%
    506,100 Taiwan Semiconductor Manufacturing Co. Ltd. ADR*           7,687,659
                                                                    ------------
UNITED KINGDOM: 18.1%
    406,500 Amvescap Plc                                               7,070,053
    792,000 Arcadia Group Plc                                          3,189,968
    720,269 British American Tobacco Plc                               5,477,516
    670,066 Capita Group Plc                                           4,364,399
    687,521 Compass Group Plc                                          5,509,262
    420,000 Diageo Plc                                                 4,613,591
    687,521 Granada Plc                                                1,445,092
  2,365,000 House of Fraser                                            3,180,751
    619,300 Lloyds TSB Group Plc                                       6,205,420
  5,578,200 Royal Doulton Plc*                                         3,417,264
  1,760,000 Somerfield Plc                                             3,259,369
  1,333,514 Vodafone Group Plc                                         2,957,831
                                                                    ------------
                                                                      50,690,516
                                                                    ------------
UNITED STATES: 0.9%
     61,000 Transocean Sedco Forex, Inc.*                              2,516,250
                                                                    ------------
TOTAL COMMON STOCKS
  (cost $257,754,846)                                                254,269,692
                                                                    ------------

PRINCIPAL AMOUNT
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 8.7%
CORPORATE NOTES: 2.5%
$ 5,000,000 Federal Home Loan Mortgage Corp., 3.730%, 09/10/2001       4,963,120
   2,200,000 Freddie Mac Discount Notes, 3.940%, 07/02/2001            2,199,759
                                                                    ------------
                                                                       7,162,879
                                                                    ------------
REPURCHASE AGREEMENT: 6.2%
 17,235,000 State Street Bank & Trust Co., 2.76%, 6/29/01,
  due 7/2/01, [collateral: $17,040,000 U.S. Treasury Notes,
  6.25%, due 4/30/02, value $17,593,800] (proceeds $17,238,964)       17,235,000
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $24,397,879)                                                  24,397,879
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $282,152,725): 99.7%                                         278,667,571
                                                                    ------------
Other Assets less Liabilities: 0.3%                                      952,376
                                                                    ------------
NET ASSETS: 100.0%                                                  $279,619,947
                                                                    ============

* Non-income producing security.

See accompanying Notes to Financial Statements.

                                                     Schedule of Investments  29

MASTERS' SELECT VALUE FUND REVIEW

Masters' Select Value completed its first full year of operation with a high peer group ranking and an excellent first half of 2001. The fund beat its benchmarks by a wide margin and as of June 30, 2001 was ranked in the top 15% in the Lipper Multi-Cap Value category for the one-year period since its inception one year ago, placing 78th out of 515 of its peers. We attribute the performance of the fund so far to the stock-picking of all four of our managers, as the performance of no individual stock or industry sector stands out above another.

               [INVESTMENT PERFORMANCE AS OF JUNE 30, 2001 GRAPH]

INVESTMENT PERFORMANCE AS OF JUNE 30, 2001

                                                                       AVERAGE
                                                                    ANNUAL TOTAL
                                        YEAR TO DATE    12 MONTH    RETURN SINCE
                                           RETURN        RETURN     INCEPTION(2)
                                           ------        ------     ------------
MASTERS' SELECT VALUE FUND                 19.23%        24.60%        24.60%

RUSSELL 3000 VALUE INDEX                   -0.34%        11.64%        11.64%

LIPPER MULTI-CAP VALUE FUND INDEX(1)        4.22%        15.14%        15.14%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY SELL SHARES. Indexes are unmanaged, do not incur fees, and cannot be invested in directly.

(1) The Lipper Multi-Cap Value Fund Index measures the performance of mutual funds that invest in a variety of market capitalization ranges without concentrating 75% or more of their assets in any one market capitalization range over an extended period of time. Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on a price-to-earnings, price-to-book value, asset value or other factors
(2)  The inception date of the Masters' Select Value Fund is June 30, 2000.

30  The Masters' Select Funds

The portfolio remains very diversified from a market cap standpoint with 41% in large-cap stocks, 36% in mid-cap stocks and 5% in small-caps. Another 6% is in foreign stocks. Exposure to financials has grown and is now almost 18% of total net assets. No other sectors experienced material shifts.

As far as taxes are concerned, so far this year there is only a very small recognized gain of less than 1% of assets. However, that could change as the year progresses.

Steady asset growth in the fund has brought expenses down by spreading the fixed overhead costs over a larger shareholder base. Expenses accrued at 1.33% for the first six months, and we believe there is room for additional meaningful per share expense reduction as assets grow.

LOOKING FORWARD

While we believe the U.S. stock market is likely to experience a period of mediocre returns over the next few years (please see the discussion at the end of the Masters' Select Equity section on page 10), in our opinion the value sector continues to be the most reasonably priced and therefore offers the best return potential. Based on our analysis, the large-cap value stock universe is at fair value while mid-caps and small-caps are somewhat undervalued. Of course these statements are generalizations, and at a stock-picking level there are a variety of under- and overvalued stocks. The following table compares the recent price-earnings (P/E) ratios for value and growth stocks versus the long-term average relationship. As the table shows, despite the recent strong performance of value stocks, on this P/E basis they remain less expensive relative to growth stocks than they have been on average over the last twenty years.

VALUE STOCKS VERSUS GROWTH STOCKS*:

                                                                       LONG-TERM
                                                      AS OF 5/31/01     AVERAGE
                                                      -------------     -------
Large-Cap Value P/E as a % of Large-Cap Growth P/E         50%            69%
Small-Cap Value P/E as a % of Small-Cap Growth P/E         54%            72%

* P/E ratios are based on data provide by Frank Russell Company

Masters' Select Value is off to a great start. We would like to thank all our shareholders for the confidence you express by investing in this fund. As always, we and our subadvisors will do all we can to continue to make Masters' Select Value a rewarding investment experience.

                                                                Fund Summary  31

MASTERS' SELECT VALUE FUND

INVESTMENT MANAGERS

                                   TARGET ASSET        MARKET          STOCK-PICKING
MANAGER            FIRM             ALLOCATION     CAPITALIZATION          STYLE
-------            ----             ----------     --------------          -----
MASON HAWKINS      Southeastern        25%         All sizes         Value
                   Asset
                   Management

BILL MILLER        Legg Mason          25%         All sizes but     Eclectic, may invest in
                   Fund Adviser                    mostly large      traditional value stocks
                                                   and mid-sized     or growth stocks
                                                   companies

BILL NYGREN        Harris              25%         Mostly large      Value
                   Associates                      and mid-sized
                                                   companies

LARRY SONDIKE      Franklin Mutual     25%         All sizes         Value
                   Advisers

PORTFOLIO COMPOSITION

The fund holds 45 securities, exclusive of cash equivalents.

Cash Equivalents & Other      11.8%
Foreign Equities               5.9%
Domestic Small-Cap             4.8%
Domestic Mid-Cap              36.0%
Domestic Large-Cap            41.5%

Market Capitalization:
  Domestic Small-Cap < $1.6 billion
  Domestic Mid-Cap $1.6-$10.0 billion
  Domestic Large-Cap > $10.0 billion

32  The Masters' Select Funds

MASTERS' SELECT VALUE FUND STOCK HIGHLIGHTS

FEDEX CORPORATION - MASON HAWKINS

FedEx Corporation, the world's leading time sensitive transportation service provider, is one of Southeastern Asset Management's largest portfolio commitments. The common stock was available at less than 60% of our conservative appraisal, the corporate value is expected to grow rapidly in the next five years, and we have an extraordinarily high degree of confidence in senior and middle managements' ability to execute their business strategy.

Because FedEx finally has the full panoply of delivery options - overnight, air, ground offerings for business and residential customers, as well as coast to coast LTL trucking -and is the low-cost, non-union provider in what has evolved to become an industry duopoly, we are convinced the company is capable of increasing its unit volume at high single to low double digit rates long-term. Burgeoning free trade and a significant mix of growing consumer and technology customers help assure that FedEx's in-place and predominantly fixed cost capacity will get utilized. It is also our strong conviction that package yields will increase at least with inflation. Thus, as volumes and prices rise and each incremental shipment provides a 20% plus contribution margin, the company's 6% operating profit margin should consistently improve, bolstering returns on total capital and discretionary free cash flow. Additionally, we expect FedEx's strong secular case to be complemented by a cyclical recovery in demand and a drop in its largest variable cost, fuel.

Chairman and CEO Fred Smith has spent 30 years building and improving a global infrastructure juggernaut. Worldwide capacity and operating systems are now firmly established, and capital outlays can be expected to moderate. Increasingly, cash flows will become available for owners.

REPUBLIC SERVICES, INC. - BILL MILLER

Republic Services, Inc. is the third largest provider of solid waste collection, transfer and disposal services in the United States. The company's operating units are focused on providing solid waste services for commercial, industrial, municipal and residential customers.

Higher fuel and labor costs in certain markets negatively impacted the near term margins. They also experienced earnings pressure in the first quarter due to soft commodity pricing. Apart from the effects of commodity pricing, the core solid waste business realized internal growth of 4.3% during the quarter, consisting of a 2.2% increase in price and a 2.1% increase in volume.

The company intensified its commitment to generating free cash flow and to maintaining an investment grade credit rating in 2000. They are on track to achieve a goal of $145 million in free cash flow this year - an 18 percent increase over 2000. This is an important

                                                                Fund Summary  33
focus for the management and clearly demonstrates their firm commitment to shareholder value creation.

During 2000, RSG authorized a stock buyback program up to $150.0 million. As of March 31, 2001, the company had $73.9 million remaining under its repurchase programs to fund stock repurchases. We believe much of their free cash flow generation will continue to be directed toward share repurchase at these levels.

Despite the dramatic improvement in fundamentals and the clear focus on cash flow, Republic trades at a significant discount to the industry leaders. RSG's shares are trading at only 13x 2002 EPS (earnings per share) estimate and approximately 6.1x estimated 2002 Enterprise Value/EBITDA (earnings before interest, taxes, depreciation and amortization). The combination of a low valuation, Republic's strong operations, and a solid balance sheet in a relatively defensive business continues to give confidence to the attractiveness of the company, particularly in a sluggish economic environment.

BURLINGTON RESOURCES - BILL NYGREN

Burlington Resources is a leading oil and gas exploration and production company. When we value energy companies, we look at recent acquisition prices for oil and gas reserves and also look at the long-term futures market for oil and natural gas. Importantly, we are not depending heavily on our ability to forecast energy prices. Based on these prices, we estimate the asset value of Burlington to be roughly $70 per share. Using that same methodology on other E&P companies shows most stocks trading at prices that roughly equal their asset value.

Burlington stock has recently declined from a high of $54 to its current price of $39. Investors seem overly focused on the run-up then subsequent decline in the spot price of natural gas. Burlington's reserves are 80% North American natural gas - a much higher exposure to gas than most energy companies. This heavy bias toward gas, to us, is a significant positive. The long-term supply and demand outlook for natural gas appears much more positive than for oil. We don't believe investors are giving Burlington the credit they deserve for either their long-lived gas reserves or their large land-grant acreage position. Management of Burlington, however, does recognize these values and has accelerated their share repurchase plan to take advantage of the lower stock price.

The energy industry is a consolidating industry. At the current price, it would be cheaper for a large energy company to "discover" new reserves by buying Burlington than by drilling new wells. If stock market investors don't recognize the value of Burlington, we think there is a good chance it will be acquired.

34  The Masters' Select Funds

SPRINT CORPORATION - LARRY SONDIKE

Sprint is the nation's third largest long distance company offering voice and data communications services. It is also a large local telecommunications provider, serving 8.3 million access lines in 18 states. Finally, Sprint publishes white and yellow page directories and distributes telecommunications equipment.

We believe Sprint to be an attractive investment as it trades at a significant discount to intrinsic value in an industry where we expect further consolidation. Sprint's local telephone assets are highly attractive, with steady cash flows, strong free cash generation and limited competitive risk. Sprint's market capitalization is not much greater than the value of its local operations, directories and distribution businesses alone. Investors pay little for the nation's third largest long distance business.

Other telecommunications companies have demonstrated a strong interest in Sprint's assets in the past. In the fall of 1999, WorldCom and BellSouth engaged in a bidding war for Sprint. WorldCom eventually won with an all-stock bid that was triple the current share price of Sprint. However, the deal never closed because of antitrust opposition. We believe it may now be easier to get regulatory approval for telecom deals as the industry grows more competitive and there is a new administration in Washington that is more deal friendly. Furthermore, we were able to buy a significant part of our Sprint position when the shares were under pressure due to the France Telecom and Deutsche Telecom public offering of their Sprint stock. Given the huge $3 billion offering size, the shares were sold at an attractive discount to recent trading levels.




NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY SECURITIES MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AT THE TIME THE COMMENTARIES ARE WRITTEN AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

                                                                Fund Summary  35

MASTERS' SELECT VALUE FUND

SCHEDULE OF INVESTMENTS at June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
   SHARES                                                               VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 88.2%

BUSINESS SERVICES: 8.8%
     42,000 Moody's Corp.                                           $  1,407,000
     76,000 New Dun & Bradstreet Corp. (The)*                          2,143,200
    175,000 Republic Services, Inc. - Class A*                         3,473,750
    198,000 ServiceMaster Co.                                          2,376,000
    105,000 Waste Management, Inc.                                     3,236,100
                                                                    ------------
                                                                      12,636,050
                                                                    ------------
CONGLOMERATE: 2.3%
        861 Berkshire Hathaway, Inc. - Class A*                        1,980,300
     24,318 Tyco International Ltd.                                    1,325,331
                                                                    ------------
                                                                       3,305,631
                                                                    ------------
CONSUMER PRODUCTS: 13.4%
    156,017 Altadis SA                                                 2,226,527
     25,200 Brown Forman Corp. (Class B)                               1,611,288
     77,000 Delphi Automotive Systems Corp.                            1,226,610
     80,000 Eastman Kodak Co.                                          3,734,400
     82,000 Energizer Holdings, Inc.*                                  1,881,900
     73,000 General Motors Corp.                                       4,697,550
     39,000 Liz Claiborne, Inc.                                        1,967,550
    102,000 Visteon Corp.                                              1,874,760
                                                                    ------------
                                                                      19,220,585
                                                                    ------------
CONSUMER SERVICES: 9.3%
     62,500 Federated Department Stores*                               2,656,250
     98,000 Kroger Co. (The)                                           2,450,000
    143,000 Saks, Inc.*                                                1,372,800
     79,000 Toys R US, Inc.*                                           1,955,250
    111,500 Tricon Global Restaurants, Inc.*                           4,894,850
                                                                    ------------
                                                                      13,329,150
                                                                    ------------
ENERGY: 1.8%
     63,000 Burlington Resources, Inc.                                 2,516,850
                                                                    ------------
FINANCE: 17.5%
    120,000 Bank One Corp.                                             4,296,000
     35,000 Bear Stearns Companies, Inc. (The)*                        2,063,950
     22,100 Fairfax Financial Holdings Ltd.*                           3,318,786
    111,500 Mony Group, Inc.                                           4,474,495
     25,500 PMI Group, Inc. (The)                                      1,827,330
    125,000 UnumProvident Corp.                                        4,015,000
    138,000 Washington Mutual, Inc.                                    5,181,900
                                                                    ------------
                                                                      25,177,461
                                                                    ------------
HOTELS & MOTELS: 5.1%
    372,000 Hilton Hotels Corp.                                        4,315,200
    110,000 Mandalay Resort Group                                      3,014,000
                                                                    ------------
                                                                       7,329,200
                                                                    ------------
MEDIA & PUBLISHING: 7.4%
    104,500 AT&T Corp./Liberty Media Corp.*                            1,827,705
     36,000 Knight Ridder, Inc.                                        2,134,800
     61,687 Lagardere S.C.A.                                           2,906,581
     62,800 Reader' s Digest Association                               1,805,500
      3,370 Washington Post Co.                                        1,934,380
                                                                    ------------
                                                                      10,608,966
                                                                    ------------
TECHNOLOGY: 12.7%
    261,200 Cabletron Systems, Inc.*                                   5,968,420
    150,000 Dell Computer Corp.*                                       3,922,500
     39,000 Electronic Data Systems Corp.                              2,437,500
     24,000 First Data Corp.                                           1,542,000
    200,000 Gateway, Inc.*                                             3,290,000
     48,000 Reynolds & Reynolds Co.                                    1,053,600
                                                                    ------------
                                                                      18,214,020
                                                                    ------------
TELECOMMUNICATIONS: 8.2%
    304,000 AT&T Corp.                                                 6,688,000
     94,000 Sprint Corp.                                               2,007,840
     28,400 Telephone & Data Systems, Inc.                             3,088,500
                                                                    ------------
                                                                      11,784,340
                                                                    ------------
TRANSPORTATION: 1.7%
     62,000 FedEx Corp.*                                               2,492,400
                                                                    ------------
TOTAL COMMON STOCKS
  (cost $110,231,218)                                                126,614,653
                                                                    ------------
36  The Masters' Select Funds

MASTERS' SELECT VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                        VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT: 11.7%
$16,871,000 State Street Bank & Trust Co. 2.76%, 6/29/01,
  due 7/02/01, [collateral: $16,675,000 U.S. Treasury Notes,
  6.25%, due 5/15/30, value $17,216,938] (proceeds $16,874,880)     $ 16,871,000
                                                                    ------------
TOTAL REPURCHASE AGREEMENT
  (cost $16,871,000)                                                  16,871,000
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $127,102,218): 99.9%                                         143,485,653

Other Assets less Liabilities: 0.1%                                      127,441
                                                                    ------------
NET ASSETS: 100.0%                                                  $143,613,094
                                                                    ============

* Non-income producing security.

See accompanying Notes to Financial Statements.

                                                     Schedule of Investments  37

MASTERS' SELECT FUNDS TRUST
STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2001 (Unaudited)

                                                            Equity Fund      International Fund      Value Fund
                                                           -------------     ------------------     -------------
ASSETS
   Investments in securities, at cost                      $ 425,481,006        $ 264,917,725       $ 110,231,218
   Repurchase agreements, at cost                             31,484,000           17,235,000          16,871,000
                                                           -------------        -------------       -------------
          Total investments, at cost                       $ 456,965,006        $ 282,152,725       $ 127,102,218
                                                           =============        =============       =============

   Investments in securities, at value                     $ 492,510,043        $ 261,432,571       $ 126,614,653
   Repurchase agreements, at value                            31,484,000           17,235,000          16,871,000
   Foreign currencies, at value (cost $0, $28,616, $0)                --               22,016                  --
   Cash                                                            5,440               69,939               3,404
   Receivables:
     Securities sold                                           6,867,445            3,824,083             109,791
     Fund shares sold                                            934,575              612,232             611,612
     Dividends and interest                                      428,450              363,390              90,242
     Foreign taxes witheld                                         7,664              139,129               3,715
   Unrealized gain on forward exchange contracts                      --                   --              71,727
   Deferred organizational costs                                   9,987               10,983                  --
   Prepaid expenses                                               41,483               62,416              28,106
                                                           -------------        -------------       -------------
          Total assets                                       532,289,087          283,771,759         144,404,250
                                                           -------------        -------------       -------------
LIABILITIES
   Payables:
     Securities purchased                                      7,153,794            3,684,954             561,302
     Fund shares redeemed                                         69,485              168,669              57,686
     Advisory fees                                               445,714              208,304             118,734
   Accrued expenses                                               44,675               89,885              53,434
                                                           -------------        -------------       -------------
          Total liabilities                                    7,713,668            4,151,812             791,156
                                                           -------------        -------------       -------------
NET ASSETS                                                 $ 524,575,419        $ 279,619,947       $ 143,613,094
                                                           =============        =============       =============
   Number of shares issued and outstanding
     (unlimited number of shares
     authorized, $0.01 par value)                             39,058,789           21,124,578          11,528,940
                                                           =============        =============       =============
NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                            $       13.43        $       13.24       $       12.46
                                                           =============        =============       =============
COMPONENTS OF NET ASSETS
   Paid-in capital                                         $ 462,202,311        $ 302,936,284       $ 125,998,301
   Accumulated net investment income (loss)                     (572,338)           1,617,655              96,216
   Accumulated net realized gain (loss) on
     investments                                              (4,082,167)         (21,424,000)          1,063,520
   Net unrealized appreciation (depreciation)
     on investments and foreign currency                      67,027,613           (3,509,992)         16,455,057
                                                           -------------        -------------       -------------
     Net assets                                            $ 524,575,419        $ 279,619,947       $ 143,613,094
                                                           =============        =============       =============

See accompanying Notes to Financial Statements.

38  The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST
STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2001 (Unaudited)

                                                       Equity Fund      International Fund      Value Fund
                                                       ------------     ------------------     ------------
INVESTMENT INCOME
  Income
    Dividends (net of foreign taxes withheld of
     $13,023, $351,087 and $664, respectively)         $  2,021,473        $  2,531,459        $    530,564
    Interest                                                402,630             682,268             246,839
                                                       ------------        ------------        ------------
       Total income                                       2,424,103           3,213,727             777,403
                                                       ------------        ------------        ------------
  Expenses
    Advisory fees                                         2,662,024           1,527,441             567,518
    Administration fees                                      87,056              49,984               9,837
    Custody fees                                             35,608              95,637              16,771
    Fund accounting fees                                     34,712              31,539              28,701
    Transfer agent fees                                      98,250              34,323              20,599
    Amortization of deferred organizational
       costs                                                  9,825               3,622                  --
    Registration expense                                     15,492              20,980               9,635
    Professional fees                                        29,519              23,970              17,546
    Reports to shareholders                                  45,016              25,125              12,322
    Trustee fees                                              6,145               5,731               5,721
    Insurance expense                                         8,286               5,120               2,329
    Miscellaneous                                            20,331              13,583               3,716
                                                       ------------        ------------        ------------
       Total expenses                                     3,052,264           1,837,055             694,695
       Less: fees waived                                    (51,899)           (237,671)            (11,897)
       Less: expenses paid indirectly                        (3,924)             (3,312)             (1,611)
                                                       ------------        ------------        ------------
       Net expenses                                       2,996,441           1,596,072             681,187
                                                        ------------        ------------        ------------
          NET INVESTMENT INCOME (LOSS)                     (572,338)          1,617,655              96,216
                                                       ------------        ------------        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY
 Net realized gain (loss) on:
   Investments                                           (1,486,755)        (15,953,882)            609,697
   Foreign currency transactions                                 --            (567,071)            227,933
                                                       ------------        ------------        ------------
 Net realized gain (loss)                                (1,486,755)        (16,520,953)            837,630
                                                       ------------        ------------        ------------
 Net unrealized appreciation (depreciation) on:
   Investments                                           19,933,298         (26,370,813)         15,504,046
   Foreign currency transactions                               (830)            (17,864)             96,553
                                                       ------------        ------------        ------------
   Net unrealized appreciation (depreciation)            19,932,468         (26,388,677)         15,600,599
                                                       ------------        ------------        ------------
   Net realized and unrealized gain (loss)
    on investments and foreign currency                  18,445,713         (42,909,630)         16,438,229
                                                       ------------        ------------        ------------
        NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                     $ 17,873,375        $(41,291,975)       $ 16,534,445
                                                       ============        ============        ============

See accompanying Notes to Financial Statements.

                                                    Statements of Operations  39

MASTERS' SELECT EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                Six Months Ended          Year Ended
                                                                 June 30, 2001#        December 31, 2000
                                                                 -------------         -----------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment loss                                           $    (572,338)         $  (1,674,031)
   Net realized gain (loss) on investments and
     foreign currency                                               (1,486,755)            37,223,648
   Net unrealized appreciation (depreciation) on investments
    and foreign currency                                            19,932,468            (22,974,422)
                                                                 -------------          -------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           17,873,375             12,575,195
                                                                 -------------          -------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                               --                     --
   From net realized gain                                                   --            (56,306,930)
                                                                 -------------          -------------
     Total distributions                                                    --            (56,306,930)
                                                                 -------------          -------------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change in
     outstanding shares (a)                                         37,728,280             63,458,924
                                                                 -------------          -------------
     TOTAL INCREASE IN NET ASSETS                                   55,601,655             19,727,189

NET ASSETS
   Beginning of period                                             468,973,764            449,246,575
                                                                 -------------          -------------
   END OF PERIOD                                                 $ 524,575,419          $ 468,973,764
                                                                 =============          =============
   Accumulated net investment loss                               $    (572,338)         $          --
                                                                 =============          =============

(a) A summary of capital share transactions is as follows:

                                       Six Months Ended                    Year Ended
                                        June 30, 2001#                 December 31, 2000
                                  --------------------------      --------------------------
                                    Shares          Value           Shares          Value
                                  ----------    ------------      ----------    ------------
Shares sold                        5,065,465    $ 64,984,239       5,868,297    $ 86,487,875
Shares issued in reinvestment
 of distribution                          --              --       4,483,147      55,311,327
Shares redeemed                   (2,135,160)    (27,255,959)     (5,460,704)    (78,340,278)
                                  ----------    ------------      ----------    ------------
Net increase                       2,930,305    $ 37,728,280       4,890,740    $ 63,458,924
                                  ==========    ============      ==========    ============

# Unaudited.

See accompanying Notes to Financial Statements.

40  The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                              Six Months Ended        Year Ended
                                                               June 30, 2001#      December 31, 2000
                                                               -------------       -----------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment income                                       $   1,617,655         $   1,267,424
   Net realized gain (loss) on investments and
    foreign currency                                             (16,520,953)           38,593,662
   Net unrealized depreciation on investments and
    foreign currency                                             (26,388,677)          (58,890,950)
                                                               -------------         -------------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        (41,291,975)          (19,029,864)
                                                               -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                             --              (724,030)
   From net realized gain                                                 --           (36,981,527)
                                                               -------------         -------------
     Total distributions                                                  --           (37,705,557)
                                                               -------------         -------------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change in
     outstanding shares (a)                                       45,147,202           113,142,718
                                                               -------------         -------------
     TOTAL INCREASE IN NET ASSETS                                  3,855,227            56,407,297

NET ASSETS
   Beginning of period                                           275,764,720           219,357,423
                                                               -------------         -------------
   END OF PERIOD                                               $ 279,619,947         $ 275,764,720
                                                               =============         =============
   Undistributed net investment income                         $   1,617,655         $          --
                                                               =============         =============

(a) A summary of capital share transactions is as follows:

                                         Six Months Ended                     Year Ended
                                          June 30, 2001#                   December 31, 2000
                                   ---------------------------       ---------------------------
                                     Shares          Value             Shares          Value
                                   ----------    -------------       ----------    -------------
Shares sold                         5,480,294    $  78,129,918        9,999,721    $ 190,895,315
Shares issued in reinvestment
 of distribution                           --               --        2,449,922       36,969,605
Shares redeemed                    (2,363,588)     (32,982,716)      (6,188,577)    (114,722,202)
                                   ----------    -------------       ----------    -------------
Net increase                        3,116,706    $  45,147,202        6,261,066    $ 113,142,718
                                   ==========    =============       ==========    =============

# Unaudited.

See accompanying Notes to Financial Statements.

                                          Statement of Changes in Net Assets  41

MASTERS' SELECT VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                      June 30, 2000*
                                                                Six Months Ended         through
                                                                 June 30, 2001#      December 31, 2000
                                                                 --------------      -----------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment income                                          $     96,216         $     14,233
   Net realized gain on investments and foreign currency               837,630              222,433
   Net unrealized appreciation on investments and
    foreign currency                                                15,600,599              854,458
                                                                  ------------         ------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           16,534,445            1,091,124
                                                                  ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                               --                   --
   From net realized gain                                                   --                   --
                                                                  ------------         ------------
     Total distributions                                                    --                   --
                                                                  ------------         ------------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change in
     outstanding shares (a)                                         70,665,830           55,321,695
                                                                  ------------         ------------
     TOTAL INCREASE IN NET ASSETS                                   87,200,275           56,412,819

NET ASSETS
   Beginning of period                                              56,412,819                   --
   END OF PERIOD                                                  $143,613,094         $ 56,412,819
                                                                  ============         ============
   Undistributed net investment income                            $     96,216         $         --
                                                                  ============         ============

(a) A summary of capital share transactions is as follows:

                                                                         June 30, 2000*
                                       Six Months Ended                      through
                                        June 30, 2001#                 December 31, 2000
                                  --------------------------      --------------------------
                                    Shares         Value            Shares         Value
                                  ----------    ------------      ----------    ------------
Shares sold                        6,471,134    $ 74,522,785       5,524,320    $ 56,609,175
Shares issued in reinvestment
 of distribution                          --              --              --              --
Shares redeemed                     (340,678)     (3,856,955)       (125,836)     (1,287,480)
                                  ----------    ------------      ----------    ------------
Net increase                       6,130,456    $ 70,665,830       5,398,484    $ 55,321,695
                                  ==========    ============      ==========    ============

* Commencement of operations.
# Unaudited.

See accompanying Notes to Financial Statements.

42  The Masters' Select Funds

MASTERS' SELECT EQUITY FUND
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

                                              Six Months
                                                Ended                 Year Ended December 31,
                                               June 30,     -------------------------------------------
                                                2001#         2000        1999        1998       1997**
                                               -------      -------     -------     -------     -------
Net asset value, beginning of period           $ 12.98      $ 14.38     $ 13.57     $ 11.84     $ 10.00
                                               -------      -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.02)       (0.05)      (0.01)       0.03        0.03
  Net realized and unrealized gain on
   investments and foreign currency               0.47         0.42        3.52        1.73        2.90
                                               -------      -------     -------     -------     -------
     Total from investment operations             0.45         0.37        3.51        1.76        2.93
                                               -------      -------     -------     -------     -------
LESS DISTRIBUTIONS:
  From net investment income                        --           --       (0.02)      (0.02)      (0.03)
  From net realized gain                            --        (1.77)      (2.68)      (0.01)      (1.06)
                                               -------      -------     -------     -------     -------
     Total distributions                            --        (1.77)      (2.70)      (0.03)      (1.09)
                                               -------      -------     -------     -------     -------

NET ASSET VALUE, END OF PERIOD                 $ 13.43      $ 12.98     $ 14.38     $ 13.57     $ 11.84
                                               =======      =======     =======     =======     =======

Total return                                      3.47%+       3.17%      26.45%      14.90%      29.11%
                                               -------      -------     -------     -------     -------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)         $ 524.6      $ 469.0     $ 449.2     $ 405.5     $ 296.9
                                               -------      -------     -------     -------     -------
  Ratio of expenses to average net assets
   before expenses paid indirectly:
   Before fees waived                             1.26%*       1.26%       1.28%       1.38%       1.47%
                                               -------      -------     -------     -------     -------
   After fees waived                              1.24%*       1.24%       1.26%       1.38%       1.47%
                                               -------      -------     -------     -------     -------
  Ratio of net investment income (loss)
   to average net assets                         (0.24)%*     (0.35)%     (0.12)%      0.30%       0.12%
                                               -------      -------     -------     -------     -------
  Portfolio turnover rate                        51.57%+     129.70%     116.42%     135.41%     145.11%
                                               -------      -------     -------     -------     -------

#  Unaudited.
*  Annualized.
+  Not annualized.
** Commenced operations on December 31, 1996.

See accompanying Notes to Financial Statements.

                                                        Financial Highlights  43

MASTERS' SELECT INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

                                            Six Months
                                              Ended          Year Ended December 31,
                                             June 30,     -------------------------------     Period Ended**
                                              2001#         2000        1999        1998    December 31, 1997
                                             -------      -------     -------     -------   -----------------
Net asset value, beginning of period         $ 15.31      $ 18.67     $ 10.95     $  9.88        $ 10.00
                                             -------      -------     -------     -------        -------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         0.08         0.07          --^       0.08             --
  Net realized and unrealized gain (loss)
   on investments and foreign currency         (2.15)       (1.04)       8.13        1.08          (0.12)
                                             -------      -------     -------     -------        -------
     Total from investment operations          (2.07)       (0.97)       8.13        1.16          (0.12)
                                             -------      -------     -------     -------        -------
LESS DISTRIBUTIONS:
  From net investment income                      --        (0.05)      (0.03)      (0.09)            --
  From net realized gain                          --        (2.34)      (0.38)         --             --
                                             -------      -------     -------     -------        -------
     Total distributions                          --        (2.39)      (0.41)      (0.09)            --
                                             -------      -------     -------     -------        -------

NET ASSET VALUE, END OF PERIOD               $ 13.24      $ 15.31     $ 18.67     $ 10.95        $  9.88
                                             =======      =======     =======     =======        =======

Total return                                  (13.52)%+     (5.01)%     75.01%      11.74%         (1.20)%+
                                             -------      -------     -------     -------        -------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)       $ 279.6      $ 275.8     $ 219.4     $  95.2        $  45.9
                                             -------      -------     -------     -------        -------
  Ratio of expenses to average net assets
   before expenses paid indirectly:
   Before fees waived                           1.32%*       1.34%       1.41%       1.63%          1.83%*
                                             -------      -------     -------     -------        -------
   After fees waived                            1.15%*       1.18%       1.29%       1.55%          1.83%*
                                             -------      -------     -------     -------        -------
  Ratio of net investment income to
   average net assets                           1.16%*       0.47%       0.01%       0.87%          0.42%*
                                             -------      -------     -------     -------        -------
  Portfolio turnover rate                      79.18%+     149.25%     100.00%      73.59%          0.00%+
                                             -------      -------     -------     -------        -------

#  Unaudited.
*  Annualized.
** Commenced operations on December 1, 1997.
^  Amount represents less than $0.01 per share.
+  Not Annualized.

See accompanying Notes to Financial Statements.

44  The Masters' Select Funds

MASTERS' SELECT VALUE FUND
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

                                               Six Months
                                                 Ended           Period Ended**
                                            June 30, 2001#     December 31, 2000
                                            --------------     -----------------
Net asset value, beginning of period            $ 10.45             $ 10.00
                                                -------             -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            0.01                0.01
  Net realized and unrealized gain on
   investments and foreign currency                2.00                0.44
                                                -------             -------
      Total from investment operations             2.01                0.45
                                                -------             -------
LESS DISTRIBUTIONS:
  From net investment income                         --                  --
  From net realized gain                             --                  --
                                                -------             -------
      Total distributions                            --                  --
                                                -------             -------

NET ASSET VALUE, END OF PERIOD                  $ 12.46             $ 10.45
                                                =======             =======

Total return                                      19.23%+              4.50%+
                                                -------             -------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)          $ 143.6             $  56.4
                                                -------             -------
  Ratio of expenses to average net assets
   before expenses paid indirectly:
   Before fees waived                              1.35%*              1.75%*
                                                -------             -------
   After fees waived                               1.33%*              1.70%*
                                                -------             -------
  Ratio of net investment income to average
   net assets                                      0.19%*              0.07%*
                                                -------             -------
  Portfolio turnover rate                         13.82%+             17.05%+
                                                -------             -------

#  Unaudited.
*  Annualized.
+  Not Annualized.
** Commenced operations on June 30, 2000.

See accompanying Notes to Financial Statements.

                                                        Financial Highlights  45

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1 - ORGANIZATION

The Masters' Select Funds Trust (the "Trust") was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust consists of three separate series: the Masters' Select Equity Fund, the Masters' Select International Fund and the Masters' Select Value Fund (each a "Fund" and collectively the "Funds").

The Masters' Select Equity Fund is a growth fund that seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of six highly regarded portfolio managers.

The Masters' Select International Fund invests primarily in foreign companies. It seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers.

The Masters' Select Value Fund is a growth fund that seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of four highly regarded value managers.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Securities for which market prices are not readily available are valued at fair values as determined in good faith by the Board of Trustees. Debt securities maturing within 60 days or less are valued at amortized cost unless the Board of Trustees determines that amortized cost does not represent fair value.

B. FOREIGN CURRENCY TRANSLATION. The Funds' records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

46  The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)


     The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

     Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the risks of foreign exchange fluctuations. All contracts are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation or depreciation on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

E. DISTRIBUTIONS TO SHAREHOLDERS. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition - "temporary differences"), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

F. SECURITY TRANSACTIONS, DIVIDEND AND INTEREST INCOME. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective interest method.

                                               Notes to Financial Statements  47

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)


G. REPURCHASE AGREEMENTS. It is the Trust's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements.

H. DEFERRED ORGANIZATION COSTS. Expenses incurred by the Advisor in connection with the organization and registration of Equity and International Funds' shares were borne by them and are being amortized to expense on a straight-line basis over a period of five years.

I. ACCOUNTING ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J. OTHER. Under terms of the Trust's Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees. For the six months ended June 30, 2001, these credits totaled $3,924, $3,312 and $1,611 for the Masters' Select Equity Fund, the Masters' Select International Fund and the Masters' Select Value Fund, respectively.

NOTE 3 - MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the "Agreement") with Litman/Gregory Fund Advisors, LLC (the "Advisor"). Under the terms of the Agreement, the Funds pay a fee to the Advisor equal to 1.10% of the average daily net assets of each Fund. The Advisor has contractually agreed to waive 0.02% of its fee applicable to the Masters' Select Equity Fund, 0.17% of its fee applicable to the Masters' Select International Fund and 0.02% of its fee applicable to the Masters' Select Value Fund through December 31, 2001. Additionally, the Advisor has voluntarily agreed to cap expenses of the Masters' Select Value fund at 1.70%. While under certain circumstances the Advisor has the right to seek recoupment of expenses it has reimbursed to the Fund, the Advisor has agreed not to seek recoupment of the management fees waived.

The Trust, on behalf of the Funds, has also entered into an Administration Agreement with Investment Company Administration, L.L.C. (the "Administrator"). Under its terms, the Funds pay monthly a fee based on the value of the total average net assets of the Trust at an annual rate of 0.100% of the first $100 million of such net assets, 0.050% of the next $150 million, 0.025% of the next $250 million and 0.0125% thereafter, subject to a minimum fee of $40,000 per Fund.

48  The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)


Affiliated entities of the Trust received net commissions on purchases and sales of the Funds' portfolio securities for the six months ended June 30, 2001 of $0, $37,185 and $28,674 for the Masters' Select Equity Fund, the Masters' Select International Fund and the Masters' Select Value Fund, respectively.

Each unaffiliated Trustee is compensated by the Trust at the rate of $25,000 per year.

NOTE 4 - INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold for the six months ended June 30, 2001, excluding short-term investments, were as follows:

FUND                              PURCHASES         SALES
----                            ------------    ------------
Equity                          $252,921,403    $242,193,310
International                    248,610,756     198,635,121
Value                             71,989,229      12,699,259

At June 30, 2001, the aggregate unrealized appreciation and depreciation of securities, based on their cost for federal income tax purposes, were as follows:

                                EQUITY FUND   INTERNATIONAL FUND    VALUE FUND
                               -------------  ------------------  -------------
Total tax cost                 $ 458,262,510    $ 283,431,487     $ 127,231,741
                               =============    =============     =============

Gross unrealized appreciation  $  97,256,106    $  24,730,719     $  18,512,005
Gross unrealized depreciation    (31,524,573)     (29,494,635)       (2,258,093)
                               -------------    -------------     -------------
Net unrealized appreciation
   (depreciation)              $  65,731,533    $  (4,763,916)    $  16,253,912
                               =============    =============     =============

At December 31, 2000, the Masters' Select Equity Fund and the Masters' Select International Fund had realized losses occurring after October 31, 2000, of approximately $3,430,000 and $3,640,000, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

NOTE 5 - OFF-BALANCE SHEET RISK

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to minimize the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks also arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The

                                               Notes to Financial Statements  49

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

contract amount indicates the extent of the Funds' involvement in such currencies.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements at the Funds' net equity as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At June 30, 2001, the Funds had the following forward contract outstanding:

MASTERS' SELECT VALUE FUND

                                   IN EXCHANGE       SETTLEMENT      UNREALIZED
CONTRACT TO SELL                       FOR              DATE            GAIN
----------------                   -----------       ----------      ----------
4,974,735 Euro Dollar            U.S. $4,209,779      9/24/2001       $71,727

NOTE 6 - LINE OF CREDIT

The Trust has an unsecured $15,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.50% per annum. As compensation for holding available the lending commitment, the Trust pays a 0.10% per annum fee on the unused portion of the commitment which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. At June 30, 2001, the Trust has no outstanding borrowings.

50  The Masters' Select Funds

ADVISOR:

     Litman/Gregory Fund Advisors, LLC
     4 Orinda Way, Suite 230-D
     Orinda, CA 94563

DISTRIBUTOR:

     First Fund Distributors, Inc.
     4455 E. Camelback Rd., Suite 261E
     Phoenix, AZ 85018

TRANSFER AGENT:

     NFDS
     P.O. Box 219922
     Kansas City, MO 64121-9922
     1-800-960-0188

     For Overnight Delivery:
     Masters' Select Funds
     C/O NFDS
     330 W. 9th Street
     Kansas City, MO 64105

INVESTMENT PROFESSIONALS:

     Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5213.

PROSPECTUS:

     To request a prospectus, statement of additional information, or an IRA application, call 1-800-656-8864, 24 hours a day, seven days a week.

SHAREHOLDER INQUIRIES:

     To request action on your existing account, contact the Transfer agent, NFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-HOUR AUTOMATED INFORMATION:

     For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

FUND INFORMATION:

            FUND                SYMBOL          CUSIP       FUND NUMBER
            ----                ------          -----       -----------
         Equity Fund            MSEFX         576417109         305
     International Fund         MSILX         576417208         306
         Value Fund             MSVFX         576417406         307

WEBSITE:

     www.mastersselectfunds.com